As filed with the Securities and Exchange Commission on October 14, 2008
================================================================================
                                                    1933 Act File No. 333-______
                                                     1940 Act File No. 811-21549


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No. _
[ ]  Post-Effective Amendment No. _

and

[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 11

                          Energy Income and Growth Fund
          Exact Name of Registrant as Specified in Declaration of Trust

             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 241-4141
               Registrant's Telephone Number, including Area Code

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532

  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                               Eric F. Fess, Esq.
                             Chapman and Cutler LLP
                             111 West Monroe Street
                             Chicago, Illinois 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

---------------

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

---------------


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

======================================================================================================================

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                    Proposed Maximum       Proposed Maximum
  Title of Securities         Amount Being           Offering Price       Aggregate Offering    Amount of Registration
    Being Registered          Registered(1)             Per Unit               Price(2)                 Fee(3)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
  Common Shares,                                                              $50,000,000               $1,965
$0.01 par value(4)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


(1) There are being registered hereunder a presently indeterminate number of shares of common stock to be offered on an immediate, continuous or delayed basis.

(2) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $50,000,000.

(3) Transmitted prior to filing.

(4) Includes shares that the underwriters have the option to purchase solely to cover over-allotments, if any.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities
Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

======================================================================================================================


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED OCTOBER 14, 2008

PROSPECTUS
                                   $50,000,000
                          ENERGY INCOME AND GROWTH FUND
                                  COMMON SHARES

--------------------------------------------------------------------------------
     The Fund. Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company which commenced operations in June, 2004.
     Investment Objective. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector, which the Fund's Sub-Adviser (as defined below) believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.
     Investment Strategy. Under normal market conditions, the Fund invests at least 85% of its Managed Assets (as defined below) (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities. The Fund may also invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies) and up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade (commonly referred to as "junk bonds"). To generate additional income, the Fund writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of common shares pursuant to this prospectus in securities that meet the Fund's investment objective and policies within one month after the completion of this offering. See "Risks" for a discussion of the risks involved in investing in both MLPs and junk bonds.
     The Fund's currently outstanding common shares are, and the common shares offered in this prospectus will be, subject to notice of issuance, listed on the American Stock Exchange ("AMEX") under the trading or "ticker" symbol "FEN." The net asset value of the Fund's common shares at the close of business on , 2008 was $ per common share, and the last sale price of the common shares on the AMEX on such date was $ .
     The Fund may offer and sell common shares pursuant to this prospectus to or through underwriters, through dealers or agents that it designates from time to time, directly to purchasers or through a combination of these methods. For more information about the manner in which the Fund may offer its common shares, see "Plan of Distribution."

     INVESTING IN COMMON SHARES INVOLVES CERTAIN RISKS. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE 39.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                               (continued on the following page)

(continued from previous page)

     Due to the nature of the Fund's MLP investments, under current law the Fund is not eligible to elect to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), as is common for most investment companies. Rather, the Fund has elected to be treated as a regular corporation for federal income tax purposes and, as such, unlike most investment companies, it will be subject to corporate income tax to the extent the Fund recognizes taxable income.
     Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") is the Fund's investment adviser, responsible for supervising the Fund's Sub-Adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Adviser") is the Fund's sub-adviser and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.
     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $26 billion in assets which it managed or supervised as of September 30, 2008. Energy Income Partners serves as investment adviser or portfolio supervisor to investment portfolios with approximately $505 million in assets, which it managed or supervised as of September 30, 2008. See "Management of the Fund."
     Use of Financial Leverage. The Fund is currently engaged in, and may in the future engage in, the use of financial leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may use leverage through the issuance of preferred shares ("Preferred Shares") and/or through the issuance of commercial paper or notes (in addition to the Notes, as defined below) and/or other borrowings ("Borrowings") by the Fund. As of October 8, 2008, aggregate financial leverage through the issuance of Notes and/or Borrowings (collectively, "Financial Leverage") was approximately 29% of the Fund's Managed Assets (as defined below) (including the proceeds of the Financial Leverage). The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings, including the Notes), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares). The determination to use Financial Leverage is subject to the approval of the Fund's Board of Trustees ("Board of Trustees").
     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The Statement of Additional Information (the "SAI"), dated , 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page of this prospectus, annual and semi-annual reports to shareholders, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891, by writing to the Fund or from the Fund's website (http://www.ftportfolios.com). Please note that the information contained in the Fund's website, whether currently posted or posted in the future, is not part of this prospectus or the documents incorporated by reference in this prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).
     Shares of common stock of closed-end investment companies, like the Fund, frequently trade at discounts to their net asset values. If the Fund's common shares trade at a discount to net asset value, the risk of loss may increase for purchasers in this offering, especially for those investors who expect to sell their common shares in a relatively short period after purchasing shares in this offering. See "Risk Factors - Market Discount From Net Asset Value." The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                         Prospectus dated     , 2008

             CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

     This prospectus and the SAI, including documents incorporated by reference, contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities held by the Fund, the conditions in the U.S. and international financial, petroleum and other markets, the price at which the Fund's common shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the Securities and Exchange Commission (the "SEC").
     Although we believe that the expectations expressed in these forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in these forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risk Factors" section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. We do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "1933 Act").
     Currently known risk factors that could cause actual results to differ materially from the Fund's expectations include, but are not limited to, the factors described in the "Risks" section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in the Fund's securities.

                               PROSPECTUS SUMMARY
     This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should carefully read the entire prospectus, including the documents incorporated by reference into it, particularly the section entitled "Risks" beginning on page 39.

THE FUND.........................   Energy Income and Growth Fund is a non-

                                    diversified, closed-end management
                                    investment company which commenced
                                    operations in June, 2004. The Fund's
                                    investment objective is to seek a high level
                                    of after-tax total return with an emphasis
                                    on current distributions paid to common
                                    shareholders. The Fund seeks to provide its
                                    common shareholders with an efficient
                                    vehicle to invest in a portfolio of
                                    cash-generating securities of energy
                                    companies. The Fund completed its initial
                                    public offering of common shares in June,
                                    2004, raising approximately $122 million in
                                    equity after the payment of offering
                                    expenses. As of      2008, the Fund had
                                             common shares outstanding and net
                                    assets applicable to common shares of $    .
                                    The common shares of beneficial interest offered by this prospectus are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" in this prospectus. As used in this prospectus, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by this prospectus and the holders of common shares are called "common shareholders."

INVESTMENT OBJECTIVE
AND POLICIES.....................   The Fund's investment objective is to seek
                                    a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in MLPs and related public entities in the energy sector which the Sub-Adviser believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its common shareholders.
                                    There can be no assurance that the Fund's investment objective will be achieved.

                                    Under normal market conditions, as a
                                    non-fundamental policy, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies and energy sector MLPs and MLP-related entities, and invests at least 65% of its Managed Assets in equity securities of such MLPs and MLP-related entities.

                                    The Fund has adopted the following
                                    additional non-fundamental investment
                                    policies:

                                     o   The Fund may invest up to 35% of its
                                         Managed Assets in unregistered or
                                         otherwise restricted securities
                                         (including up to 10% of its Managed
                                         Assets in securities issued by private
                                         companies). The types of unregistered
                                         or otherwise restricted securities that
                                         the Fund may purchase consist of MLP
                                         common units, MLP subordinated units
                                         and securities of public and private
                                         energy companies.

                                     o   The Fund may invest up to 25% of its
                                         Managed Assets in debt securities of
                                         energy companies, MLPs and MLP-related
                                         entities, including below investment
                                         grade securities, which are commonly
                                         referred to as "junk bonds." Below
                                         investment grade debt securities will
                                         be rated at least "B3" by Moody's
                                         Investors Service, Inc. ("Moodys") and
                                         at least "B-" by Standard & Poor's
                                         Ratings Group ("S&P") at the time of
                                         purchase, or comparably rated by
                                         another nationally recognized
                                         statistical rating organization
                                         ("NRSRO") or, if unrated, determined to
                                         be of comparable quality by the
                                         Sub-Adviser.

                                     o   The Fund will not invest more than 10%
                                         of its Managed Assets in any single
                                         issuer.

                                     o   The Fund will not engage in short
                                         sales, except to the extent the Fund
                                         engages in derivative investments to
                                         seek to hedge against interest rate
                                         risk in connection with the Fund's use
                                         of Financial Leverage or market risks
                                         associated with the Fund's portfolio.

                                     o   The Fund may invest up to 15% of its
                                         Managed Assets in non-U.S. securities
                                         as well as hedge the currency risk of
                                         the non-U.S. securities using
                                         derivative instruments.

                                    To generate additional income, the Fund
                                    writes (or sells) covered call options on the common stock of energy companies held in the Fund's portfolio. The Fund anticipates that it will be able to invest substantially all of the net proceeds of any offering of Common Shares pursuant to this prospectus in securities that meet the Fund's investment objective and policies within one month after the completion of any such offering.

                                    The Fund's investment objective and the
                                    investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), which includes common shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares, if any, voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" in the Fund's SAI.

THE FUND'S INVESTMENTS...........   The Fund's investments consist of equity
                                    and/or debt securities issued by energy
                                    companies and energy sector MLPs and
                                    MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs") (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

                                    The types of MLP and MLP-related entity
                                    equity securities the Fund purchases include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units are generally entitled to minimum quarterly distributions ("MQD") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units are typically listed and traded on a U.S. securities exchange. While the Fund anticipates that it will generally purchase MLP common units in open market transactions, the Fund has purchased in the past, and may purchase in the future, MLP common units through direct placements. MLP subordinated units provide for distributions to be made to holders once the MQD payable to common unit holders have been satisfied but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and are typically convertible into common units after a specified period of time or upon the achievement of specified financial goals. As MLP subordinated units are not typically listed or publicly traded, the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such shares. I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.

                                    The Fund may also invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs and equity and debt securities of energy companies that are organized and/or taxed as corporations.

                                    The Fund may invest up to 35% of its Managed
                                    Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements. To generate additional income, the Fund has in the past written (or sold), and may in the future write (or sell), covered call options on the common stock of energy companies held in the Fund's portfolio.

HEDGING AND STRATEGIC
TRANSACTIONS.....................   The Fund may, but is not required to, use
                                    various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage, to facilitate portfolio management and to mitigate risks, including interest rate, currency and credit risks. The Fund also may write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the
                                    "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The
                                    Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, currencies, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The
                                    Fund also may purchase derivative
                                    investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions."
                                    The Fund generally seeks to use these
                                    instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

USE OF FINANCIAL LEVERAGE........   The Fund is currently engaged in, and may
                                    in the future engage in, the use of
                                    Financial Leverage to seek to enhance the level of its current distributions to common shareholders. On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045
                                    (the "Series A Notes") and on March 26,
                                    2006, issued $25 million principal amount of auction rate senior notes due March 20, 2046
                                    (the "Series B Notes," together with the
                                    Series A Notes, the "Notes"), which were rated "Aaa" and "AAA" by Moody's and Fitch
                                    Ratings Services, Inc. ("Fitch"),
                                    respectively. On March 26, 2008, the Fund entered into a $55 million senior revolving credit facility with a bank (the "Credit
                                    Facility"), of which $34 million was
                                    utilized to redeem the issued and
                                    outstanding Series A Notes.

                                    The Fund's common shares are junior in
                                    liquidation and distribution rights to the Notes and amounts owed pursuant to the Credit Facility. The issuance of Preferred Shares and/or Borrowings, including the Series B Notes and Borrowings under the Credit Facility (each a "Leverage Instrument" and collectively, the "Leverage Instruments"), represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage. The use of Financial Leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Adviser's and Sub-Adviser's fees are based on Managed Assets (including assets obtained through leverage), both the Adviser's and Sub-Adviser's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. As of October 8, 2008, the principal amount of the Series B Notes and Borrowings under the Credit Facility represented approximately 29% of the Fund's Managed Assets. As of October 8, 2008, the Fund had $40.35 million of unutilized funds available for Borrowing under the Credit Facility. Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The determination to use Financial Leverage is subject to the Board of Trustees' approval and the ability of the Fund to obtain Financial Leverage. Leverage Instruments will have seniority over the common shares. The use of Leverage Instruments will leverage your investment in the Common Shares. The Fund expects to issue additional Leverage Instruments to extent such Financial Leverage is available. If the Fund uses additional Leverage Instruments, associated costs, if any, will be borne immediately by common shareholders and result in a reduction of the net asset value of the common shares.

                                    Preferred Shares, if any, will pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher distributions to common shareholders. When leverage is employed, the net asset value and market prices of the common shares and the yield to common shareholders will be more volatile.

                                    There is no assurance that the Fund will utilize Financial Leverage in addition to the Notes and the Credit Facility or, if additional Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund's current distributions.

                                    During the recent downturn in the equity markets, the Fund violated the asset coverage covenants in the Credit Facility resulting in an event of default thereunder. Under the terms of the Credit Facility, upon an event of default the lender has the right to require the immediate payment of all amounts outstanding under the Credit Facility and to charge interest at a higher rate from the time of such event of default until waived. In response, the Fund sold assets and reduced the amount of Borrowings under the Credit Facility. The lender under the Credit Facility has waived such event of default. There is no assurance that the Fund will not violate such covenants in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                                    As a result of recent turmoil in the
                                    financial markets, auction rate securities have experienced widespread auction failures. Auctions for the Series B Notes have also failed. In the event of an auction failure, the interest rate for Series B Notes is set at the maximum rate as determined by the terms of the Series B Notes, which has been 200% (and could be up to 300%, depending on the ratings of the Series B Notes) of the greater of: (i) the applicable Treasury Index rate or (ii) the applicable LIBOR. All auctions on the Series B Notes have failed since February, 2008. The Fund may make further use of Financial Leverage through the issuance of additional notes or other senior securities to the extent permitted by the 1940 Act.

                                    It is possible that the Fund will be unable to obtain additional Financial Leverage. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders. See "Use of Financial Leverage" and "Risks -- Leverage Risk."

OFFERING METHODS.................   The Fund may offer the Common Shares using
                                    one or more of the following methods: (i) at-the-market offerings; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See "Plan of Distribution."

                                    Distribution Through At-the-Market
                                    Offerings. An at-the-market offering is an
                                    offering of common shares at other than a
                                    fixed price to or through a market maker.
                                    The Fund, from time to time, may offer the
                                    Common Shares through                 (the
                                    "Distribution Agent"), pursuant to, and
                                    subject to the terms of, an Equity
                                    Distribution Agreement by and between the
                                    Fund and the Distribution Agent. The Common
                                    Shares offered hereby will only be sold on
                                    such days as shall be agreed to by the Fund
                                    and the Distribution Agent. The Common
                                    Shares will be sold at market prices, which
                                    shall be determined with reference to trades
                                    on the AMEX, subject to a minimum price to
                                    be established each day by the Fund. The
                                    minimum price on any day will not be less
                                    than the current net asset value per share
                                    plus the per share amount of the commission
                                    to be paid to the Distribution Agent. The
                                    Fund and the Distribution Agent will suspend
                                    the sale of the Common Shares if the per
                                    share price of the shares is less than the
                                    minimum price. The Fund will compensate the
                                    Distribution Agent with respect to sales of
                                    the Common Shares at a commission rate of up
                                    to   % of the gross sales price per share of
                                    Common Shares sold. Settlements of Common
                                    Share sales will occur on the third business day following the date of sale. In connection with the sale of the Common Shares on behalf of the Fund, the Distribution Agent may be deemed to be an underwriter within the meaning of the 1933 Act, as amended and the compensation of the Distribution Agent may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, the Distribution Agent will act as underwriter on a reasonable efforts basis. The offering of Common Shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all the Common Shares subject thereto or (ii) termination of the Equity Distribution Agreement. The Fund and the Distribution Agent each have the right to terminate the Equity Distribution Agreement in its discretion at any time, upon ten days written notice. See "Plan of
                                    Distribution--Distribution Through
                                    At-the-Market Offerings."

                                    To the extent Common Shares are distributed other than through at-the-market offerings, the Fund will file a supplement to this prospectus describing such transactions.

                                    Distribution Through Underwriting
                                    Syndicates. The Fund from time to time may
                                    issue additional Common Shares through a
                                    syndicated secondary offering. To limit the
                                    impact on the market price of the Fund's
                                    common shares, underwriters will market and
                                    price the offering on an expedited basis
                                    (e.g., overnight or similarly abbreviated
                                    offering period). The Fund will launch a
                                    syndicated offering on a day, and upon
                                    terms, mutually agreed upon between the
                                    Fund, the Distribution Agent and the
                                    underwriting syndicate. The Fund will offer
                                    its Common Shares at a price equal to a
                                    specified discount of up to    % from the
                                    closing market price of the common shares on
                                    the day prior to the offering date. The
                                    applicable discount will be negotiated by
                                    the Fund and the Distribution Agent in
                                    consultation with the underwriting syndicate
                                    on a transaction-by-transaction basis. The
                                    Fund will compensate the underwriting
                                    syndicate out of the proceeds of the
                                    offering based upon a sales load of up to  %
                                    of the gross per share offering price. The
                                    minimum net proceeds per Common Share to the
                                    Fund will not be less than the greater of
                                    (i) the Fund's latest net asset value per
                                    common share or (ii)    % of the closing
                                    market price of the common shares on the day prior to the offering date. See "Plan of Distribution--Distribution Through
                                    Underwriting Syndicates."

                                    Distribution Through Privately Negotiated
                                    Transactions. The Fund, through the
                                    Distribution Agent, from time to time may
                                    sell directly to, and solicit offers from,
                                    institutional and other sophisticated
                                    investors, who may be deemed to be
                                    underwriters as defined in the 1933 Act for
                                    any resale of Common Shares. The terms of
                                    such privately negotiated transactions will
                                    be subject to the discretion of the
                                    management of the Fund. In determining
                                    whether to sell Common Shares through a
                                    privately negotiated transaction, the Fund
                                    will consider relevant factors including,
                                    but not limited to, the attractiveness of
                                    obtaining additional funds through the sale
                                    of Common Shares. The purchase price to
                                    apply to any such sale of Common Shares
                                    issued by the Fund through privately
                                    negotiated transactions will be issued at a
                                    price equal to the greater of (i) the net
                                    asset value per common share of the Fund's
                                    common shares or (ii) at a discount ranging
                                    from   % to   % of the average daily closing
                                    market price of the Fund's common shares at the close of business on the two business days preceding the date upon which common shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See "Plan of Distribution--Distribution Through
                                    Privately Negotiated Transactions."

TAX CONSIDERATIONS...............   Fund Status. The Fund is taxed as a regular
                                    corporation for federal income tax purposes and as such is obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the Internal Revenue Code in order to avoid paying entity level income taxes.
                                    Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its Managed Assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under "Tax Matters."

                                    Fund Assets.

                                     o  Investments in MLPs. The Fund invests
                                        primarily in MLPs and MLP-related
                                        entities. The benefit the Fund derives
                                        from its investment in MLPs is largely
                                        dependent on MLPs being treated as
                                        partnerships for federal income tax
                                        purposes. As a partnership, an MLP has
                                        no income tax liability at the entity
                                        level. As a limited partner in the MLPs
                                        in which it invests, the Fund is
                                        allocated its pro rata share of income,
                                        gains, losses, deductions and expenses
                                        from the MLPs. A significant portion of
                                        MLP income has historically been offset
                                        by tax deductions. In this situation,
                                        the Fund will incur a current tax
                                        liability on that portion of a
                                        distribution not offset by tax
                                        deductions with the remaining portion of the distribution being treated as a tax-deferred return of capital. The Fund's tax basis in its MLP units would be reduced by amounts treated as tax-deferred return of capital, which would likely increase the Fund's taxable gain (or reduce the Fund's loss) recognized upon the sale of an MLP. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held by the Fund could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. Certain energy related deductions are also not allowed for alternative minimum tax purposes, which may cause the Fund to be subject to the alternative minimum tax depending upon the nature of the assets of the MLPs. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders.

                                     o  Investments in Other Securities. The
                                        Fund may also invest in equity and debt
                                        securities of energy companies that are
                                        organized and/or taxed as corporations.
                                        Interest and dividend payments received
                                        by the Fund with respect to such
                                        securities generally are included in the Fund's corporate taxable income in the year in which they are received, although the Fund may qualify for the dividends-received deduction with respect to dividends on certain of the equity securities owned by the Fund.

                                    Shareholder Tax Aspects.

                                     o  Current Distributions on Shares. Common
                                        shareholders of the Fund hold common
                                        shares of a Massachusetts business trust which has elected for federal income tax purposes to be taxed as a corporation. There is a significant difference, for federal income tax purposes, between owning common shares of a taxable entity treated as a corporation for federal income tax purposes (such as the Fund) versus owning partnership interests in the MLPs in which the Fund invests. Common shareholders of the Fund will be subject to potential income tax only if the Fund pays out distributions. Depending on the nature of the distribution made by the Fund, the tax character of such distribution to common shareholders will vary. Distributions made from current and accumulated earnings and profits of the Fund will be taxable to common shareholders as dividend income. Dividend income generally will qualify for treatment as "qualified dividend income" for federal income tax purposes if holding period and other requirements are satisfied by the common shareholder receiving such dividend income. Qualified dividend income received by individual shareholders is taxed at long-term capital gains rates, which reach a maximum of 15%. The special tax treatment afforded to qualified dividend income is set to end as of December 31, 2010 (assuming such special tax treatment is not repealed by Congress before then). Higher tax rates will apply in 2011 unless further legislative action is taken by Congress.
                                        Distributions that are in an amount
                                        greater than the Fund's current and
                                        accumulated earnings and profits will
                                        represent a tax-deferred return of
                                        capital to the extent of a common
                                        shareholder's basis in its common
                                        shares, and such distributions would
                                        correspondingly reduce the common
                                        shareholder's basis in its common
                                        shares. A reduction in the common
                                        shareholder's basis would potentially
                                        increase the common shareholder's gain
                                        (or reduce the common shareholder's
                                        loss) recognized upon the sale of the
                                        common shares. Additionally, excess
                                        distributions that exceed a common
                                        shareholder's tax basis in its common
                                        shares will generally be taxed as gain.
                                        The past performance of MLPs indicates
                                        that a significant portion of the Fund's distributions to common shareholders will likely represent a tax-deferred return of capital. However, there can be no guarantee that the Fund's expectation regarding the tax character of its distributions will be realized or that the Fund will make regular distributions. See "Distributions."

                                     o  Sale of Shares. Common shareholders
                                        generally will recognize a gain or loss
                                        upon the sale of their common shares.
                                        Such gain or loss is equal to the
                                        difference between the common
                                        shareholder's federal income tax basis
                                        in its common shares sold (as adjusted
                                        to reflect return of capital) and the
                                        sale proceeds received by the common
                                        shareholder upon the disposition of
                                        common shares. As a general rule, the
                                        sale of a capital asset, like common
                                        shares, held for more than a year will
                                        result in a long-term capital gain or
                                        loss. See "Tax Matters."

COMPARISON WITH DIRECT
INVESTMENTS IN MLPS..............   The Fund seeks to provide an efficient
                                    method for investing in MLPs, MLP-related entities and other energy companies. Some of the benefits of investing in the Fund as opposed to directly investing in MLPs include:

                                     o   The Fund provides, through a single
                                         investment vehicle, an investment in a
                                         portfolio of a number of MLPs,
                                         MLP-related entities and other energy
                                         companies;

                                     o   Direct investors in MLPs receive a
                                         partnership statement (a Form K-1
                                         statement) from each MLP they own and
                                         may be required to file income tax
                                         returns in each state in which the MLPs
                                         operate. Common shareholders of the
                                         Fund will receive a single Form 1099
                                         and will only be required to file
                                         income tax returns in states in which
                                         they would ordinarily file;

                                     o   Direct investors in MLPs are limited in
                                         their ability to use losses to offset
                                         other gains by the passive activity
                                         income and loss rules, whereas common
                                         shareholders of the Fund are not so
                                         limited; and

                                     o   Income received by tax-exempt
                                         investors, including employee benefit
                                         plans and IRA accounts, from MLPs is
                                         generally treated as unrelated business
                                         taxable income ("UBTI"), whereas
                                         distributions these investors receive
                                         from an entity treated for federal
                                         income tax purposes as a corporation
                                         (such as the Fund) will generally not
                                         be treated as UBTI, unless the stock is
                                         debt-financed.

INVESTMENT ADVISER
AND SUB-ADVISER..................   First Trust Advisors L.P. ("First Trust
                                    Advisors" or the "Adviser") is the Fund's investment adviser, responsible for supervising the Fund's Sub-Adviser (as defined below), monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Energy Income Partners,
                                    LLC ("Energy Income Partners" or the
                                    "Sub-Adviser") is the Fund's sub-adviser and is primarily responsible for the day-to-day supervision and investment strategy of the Fund.

                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $26 billion in assets which it managed or supervised as of September 30, 2008.

                                    Energy Income Partners is a limited
                                    liability company and a registered
                                    investment adviser, which provides
                                    professional asset management services in the area of energy-related MLPs, and other high-payout securities. Founded in 2003, Energy Income Partners serves as investment adviser to investment portfolios with approximately $505 million of assets which it managed as of September 30, 2008.

DISTRIBUTIONS....................   The Fund's distributions generally consist
                                    of (i) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (ii) current or accrued operating expenses of the Fund, including, taxes on Fund taxable income and leverage costs. Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. The Fund intends to make quarterly distributions to common shareholders. There is no assurance that the Fund will continue to make regular distributions. See "Tax Considerations" in this Summary and "Tax Matters."

                                    Unless a shareholder elects to receive
                                    distributions in cash, distributions will be used to purchase additional common shares of the Fund. See "Dividend Reinvestment Plan."

LISTING..........................   The Fund's currently outstanding common
                                    shares are, and the Common Shares offered in
                                    this prospectus will be, subject to notice
                                    of issuance, listed on AMEX under the
                                    trading or "ticker" symbol "FEN." The net
                                    asset value of the Fund's common shares at
                                    the close of business on           ,  2008
                                    was $    per common share, and the last sale
                                    price of the common shares on AMEX on such
                                    date was $    .

CORPORATE FINANCE SERVICES
AND CONSULTING AGENT.............   Wachovia Securities LLC, as successor to
                                    A.G. Edwards, serves as corporate finance services and consulting agent to the Adviser, pursuant to a Corporate Finance
                                    Services and Consulting Agreement between
                                    A.G. Edwards and the Adviser. See "Corporate
                                    Finance Services and Consulting Fee."

CUSTODIAN, ADMINISTRATOR
AND TRANSFER AGENT...............   PNC Global Investment Servicing (U.S.) Inc.,
                                    formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC
                                    Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant,
                                    Transfer Agent and Board Administrator in accordance with certain fee arrangements.
                                    PFPC Trust Company, also an indirect,
                                    majority-owned subsidiary of The PNC
                                    Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

CLOSED-END STRUCTURE.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                    Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the shares, stability of dividends or distributions, trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares of the Fund being greater than, less than or equal to, net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Fund's common shares with respect to their net asset value and may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end investment company. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

SPECIAL RISK
CONSIDERATIONS...................   Investment and Market Risk. An investment
                                    in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your
                                    Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                    In response to the financial crises
                                    affecting the banking system and financial markets and going concern threats to investment banks and other financial institutions, on October 3, 2008, President Bush signed the Emergency Economic Stabilization Act of 2008 (the "EESA") into law. Pursuant to the EESA, the U.S. Treasury has the authority to, among other things, purchase up to $700 billion of mortgage-backed and other securities from financial institutions for the purpose of stabilizing the financial markets. The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the financial condition of the Fund, the performance of the Fund's investments and the trading price of the Fund's common shares.

                                    Market Impact Risk. The sale of the Common
                                    Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the

                                    Fund's common shares by increasing the
                                    number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

                                    Management Risk. The Fund is subject to
                                    management risk because it is an actively managed portfolio. The Adviser and Sub-Adviser apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                    Energy Sector Risk. The Fund's investments are generally concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

                                     o  Commodity Pricing Risk. MLPs,
                                        MLP-related entities and energy
                                        companies may be directly affected by
                                        energy commodity prices, especially
                                        those MLPs, MLP-related entities and
                                        energy companies which own the
                                        underlying energy commodity. Commodity
                                        prices fluctuate for several reasons,
                                        including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

                                     o  Supply and Demand Risk. A decrease in
                                        the production of natural gas, NGLs,
                                        crude oil, coal or other energy
                                        commodities or a decrease in the volume
                                        of such commodities available for
                                        transportation, processing, storage or
                                        distribution may adversely impact the
                                        financial performance of MLPs,
                                        MLP-related entities and energy
                                        companies. Production declines and
                                        volume decreases could be caused by
                                        various factors, including catastrophic
                                        events affecting production, depletion
                                        of resources, labor difficulties,
                                        environmental proceedings, increased
                                        regulations, equipment failures and
                                        unexpected maintenance problems, import
                                        supply disruption, increased competition from alternative energy sources or depressed commodity prices.
                                        Alternatively, a sustained decline in
                                        demand for such commodities could also
                                        impact the financial performance of
                                        MLPs, MLP-related entities and energy
                                        companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

                                     o  Depletion and Exploration Risk. MLPs,
                                        MLP-related entities and energy
                                        companies engaged in the production
                                        (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

                                     o  Regulatory Risk. MLPs, MLP-related
                                        entities and energy companies are
                                        subject to significant federal, state
                                        and local government regulation in
                                        virtually every aspect of their
                                        operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

                                     o  Interest Rate Risk. Rising interest
                                        rates could adversely impact the
                                        financial performance of MLPs,
                                        MLP-related entities and energy
                                        companies. Rising interest rates may
                                        increase an MLP's, MLP-related entity's
                                        or energy company's cost of capital,
                                        which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

                                     o Acquisition Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions either because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts or because they are unable to raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                                     o  Affiliated Party Risk. A few of the
                                        midstream MLPs are dependent on their
                                        parents or sponsors for a majority of
                                        their revenues. Any failure by the
                                        parents or sponsors to satisfy their
                                        payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

                                     o  Catastrophe Risk. The operations of
                                        MLPs, MLP-related entities and energy
                                        companies are subject to many hazards
                                        inherent in the transporting,
                                        processing, storing, distributing or
                                        marketing of natural gas, NGLs, crude
                                        oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing such commodities or products, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

                                     o  Terrorism/Market Disruption Risk. The
                                        terrorist attacks in the United States
                                        on September 11, 2001 had a disruptive
                                        effect on the securities markets. U.S.
                                        military and related action in Iraq is
                                        ongoing and events in the Middle East
                                        could have significant adverse effects
                                        on the U.S. economy and the stock
                                        market. Uncertainty surrounding
                                        retaliatory military strikes or a
                                        sustained military campaign may affect
                                        energy company operations in
                                        unpredictable ways, including
                                        disruptions of fuel supplies and
                                        markets, and transmission and
                                        distribution facilities could be direct
                                        targets, or indirect casualties, of an
                                        act of terror. Since the September 11th
                                        attacks, the U.S. government has issued
                                        warnings that energy assets,
                                        specifically the U.S. pipeline
                                        infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

                                     o  MLP Risks. An investment in MLP units
                                        involves risks which differ from an
                                        investment in common stock of a
                                        corporation. Holders of MLP units have
                                        limited control and voting rights on
                                        matters affecting the partnership. In
                                        addition, there are certain tax risks
                                        associated with an investment in MLP
                                        units and conflicts of interest exist
                                        between common unit holders and the
                                        general partner, including those arising from incentive distribution payments.

                                     o  Industry Specific Risk. MLPs,
                                        MLP-related entities and energy
                                        companies are also subject to risks that are specific to the industry they serve.

                                     o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

                                     o  Propane MLPs and MLP-related entities
                                        are subject to earnings variability
                                        based upon weather conditions in the
                                        markets they serve, fluctuating
                                        commodity prices, increased use of
                                        alternative fuels, increased
                                        governmental or environmental
                                        regulation, and accidents or
                                        catastrophic events, among others.

                                     o  MLPs, MLP-related entities and energy
                                        companies with coal assets are subject
                                        to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

                                    Cash Flow Risk. A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution varies from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

                                    Tax Risk. The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an

                                    MLP were treated as a corporation for
                                    federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to its units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

                                    Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

                                    Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion, if any, of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

                                    Delay in Investing the Proceeds of this
                                    Offering. Although the Fund currently
                                    intends to invest the proceeds from any sale of the Common Shares offered hereby as soon as practicable following the completion of such offering, such investments may be delayed if suitable investments are unavailable at the time. The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following any offering pursuant to this prospectus may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

                                    Equity Securities Risk. MLP units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                                    Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger MLPs, MLP-related entities and energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

                                    MLP subordinated units in which the Fund invests and may in the future invest generally convert to common units at a one-to-one ratio. The purchase or sale price is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

                                    The Fund invests, and may in the future
                                    invest, in I-Shares which represent an
                                    indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

                                    Leverage Risk. The Fund currently utilizes leverage in the form of the Series B Notes and Borrowings under the Credit Facility, and may in the future use additional leverage for investment purposes, to finance the repurchase of its common shares, and to meet cash requirements. Although the use of leverage by the Fund creates an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. In addition, certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The terms of the Series B Notes provide that, in the event the Fund fails to satisfy certain asset coverage tests, the Fund is prohibited from declaring or paying dividends on its common shares. In addition, the Fund is required to redeem Notes in an amount necessary to allow the Fund, after giving effect to such redemption, to satisfy such asset coverage tests. Under the Credit Facility, the Fund is also required to pledge assets to the lenders. Leverage involves risks and special considerations for common shareholders including:

                                     o  the likelihood of greater volatility of
                                        net asset value and market price of the
                                        common shares than a comparable
                                        portfolio without leverage;

                                     o  the risk that fluctuations in interest
                                        rates on borrowings and short-term debt
                                        or in the dividend rates on any
                                        Preferred Shares that the Fund may pay
                                        will reduce the return to the common
                                        shareholders or will result in
                                        fluctuations in the distributions paid
                                        on the common shares;

                                     o  the effect of leverage in a declining
                                        market, which is likely to cause a
                                        greater decline in the net asset value
                                        of the common shares than if the Fund
                                        were not leveraged, which may result in
                                        a greater decline in the market price of the common shares; and

                                     o  when the Fund uses leverage, the
                                        investment advisory fee payable to the
                                        Adviser, and the sub-advisory fee
                                        payable by the Adviser to the
                                        Sub-Adviser, will be higher than if the
                                        Fund did not use leverage.

                                    The issuance of Leverage Instruments by the Fund, in addition to the Series B Notes and Borrowings under the Credit Facility, involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

                                    Credit Facility Risk. During the recent
                                    downturn in the equity markets, the Fund violated the asset coverage covenants in the Credit Facility resulting in an event of default thereunder. Under the terms of the Credit Facility, upon an event of default the lender has the right to require the immediate payment of all amounts outstanding under the Credit Facility and to charge interest at a higher rate from the time of such event of default until waived. In response, the Fund sold assets and reduced the amount of Borrowings under the Credit Facility. The lender under the Credit Facility has waived such event of default.

                                    There is no assurance that the Fund will not violate such covenants in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

                                    Recent Auction Market Developments. The
                                    markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the Notes. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due, or in the case of preferred stock, the security's liquidation preference. In the case of the Fund's outstanding Series B Notes, the maximum rate under the terms of those securities has been 200% (and could be up to 300%, depending on the ratings of the Series B Notes) of the greater of: (i) the applicable Treasury Index rate or (ii) the applicable LIBOR.

                                    It is possible that the Fund will be unable to obtain additional leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders.

                                    Derivatives Risk. The Fund's Strategic
                                    Transactions have risks, including the
                                    imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. See "Risks--Derivatives."

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2007, portfolio turnover was approximately 16%. For the six months ended May 31, 2008, portfolio turnover was approximately 28%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments-- Investment Practices--Portfolio Turnover" and "Tax Matters."

                                    Restricted Securities. The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                                    Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stock of certain energy companies trade on the New York Stock Exchange ("NYSE"), AMEX, and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments. If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices. See "The Fund's Investments--Investment Philosophy and Process."

                                    Valuation Risk. Market prices generally will not be available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely on information provided by the MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund's portfolio and to calculate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

                                    Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of the securities in which the Fund invests generally will fall. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

                                    Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Below investment grade securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments. The Fund does not intend to invest in securities issued by a partnership or company in bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal ("distressed securities"). In the event any security held by the Fund becomes distressed, the Fund may be required to incur extraordinary expenses in order to attempt to protect and/or recover its investment. In such situations, there can be no assurance as to when or if the Fund will recover any of its investment in such distressed securities, or the value thereof. As of September 30, 2008, the Fund did not invest in any below investment grade debt securities.

                                    Non-Diversification. The Fund is a
                                    non-diversified investment company under the
                                    1940 Act and will not be treated as a
                                    regulated investment company under the
                                    Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. There currently are approximately seventy-three (73) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities of other energy companies, consistent with its investment objective and policies. As of August 31, 2008, the Fund held investments in thirty-five (35) issuers.

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. U.S. military and
                                    related action in Iraq is ongoing and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                                    Anti-Takeover Provisions. The Fund's
                                    Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws" and "Risks-Anti-Takeover
                                    Provisions."

                                    Competition Risk. There exist other
                                    alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.

                                    Market Discount From Net Asset Value. The
                                    Fund's common shares have a limited trading history and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares over net asset value with respect to any offering hereunder will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of any offering hereunder. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price with respect to any offering hereunder.

                                    Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

                                    Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                            SUMMARY OF FUND EXPENSES

     The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly, after giving effect to the issuance of Common Shares pursuant to this prospectus at an assumed offering price of $15.53 per Common Share. The table assumes that existing leverage (Series B Notes in an aggregate principal amount of $25 million and $14.65 million of funds borrowed under the Credit Facility) remain outstanding and additional borrowed amounts under the Credit Facility of $19.81 million (with aggregate amounts borrowed under the Credit Facility totaling $34.46 million), which equals, in the aggregate, leverage in an amount of approximately $59.46 million, representing outstanding leverage of approximately 29% of the Fund's Managed Assets (including the proceeds of leverage). Footnote (6) assumes that no additional leverage is used. In this case, leverage would represent approximately 22% of the Fund's Managed Assets.

SHAREHOLDER TRANSACTION EXPENSES:
Sales Load (as a percentage of offering price) ...............................................................      4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)....................................      0.10%
Offering Expenses of Additional Borrowing Expected to Be Borne by the Fund (as a percentage of offering price)*        0%
Dividend Reinvestment Plan Fees...............................................................................      None(2)

                                                                                                   PERCENTAGE OF NET ASSETS
                                                                                                ATTRIBUTABLE TO COMMON SHARES,
                                                                                                AFTER GIVING EFFECT TO THE SALE
                                                                                                   OF COMMON SHARES OFFERED
                                                                                                      IN THIS PROSPECTUS
                                                                                           (ASSUMES 29% LEVERAGE IS OUTSTANDING)(6)
ANNUAL EXPENSES:
Management Fees(3)............................................................................................      1.42%
Leverage Costs(4).............................................................................................      2.64%
Other Expenses (exclusive of current and deferred income tax expense (benefit))(5)............................      0.69%
Total Annual Expenses.........................................................................................      4.75%
Fee and Expense Reimbursement.................................................................................       -- %
     Total Net Annual Expenses................................................................................      4.75%

--------------

* Assuming the Fund borrows under an existing bank line of credit, there are no offering expenses associated with this borrowing.

(1)  The Fund will pay all offering costs other than the sales load.

(2) You will pay brokerage charges if you direct PNC Global Investment Servicing (U.S.) Inc., as agent for the Common Shareholders Dividend Reinvestment Plan (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

(3) Represents the aggregate fee payable to the Adviser (and by the Adviser to the Sub-Adviser).

(4) Leverage costs in the table reflect the weighted average cost to the Fund of the Notes (including the cost of an associated interest rate cap) and additional Borrowings, expressed as a percentage of the Fund's net assets, based on interest rates in effect as of October 8, 2008. The table assumes outstanding Series B Notes of $25 million and total Borrowings under the Credit Agreement of $34.46 million, which reflects leverage in an amount representing 29% of Managed Assets. The Notes and additional Borrowings bear interest at variable rates.

(5) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of net assets by fiscal year from inception through May 31, 2008 has been as follows:


                                      -25-




       Period June 24, 2004 (commencement of operations)
         through November 30, 2004                                  16.18%
       Year Ended November 30, 2005                                  5.98%
       Year Ended November 30, 2006                                 10.84%
       Year Ended November 30, 2007                                  4.58%
       Six Months Ended May 31, 2008                                (2.44%)

(6)  The table presented below in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to common shares, assuming no additional leverage is utilized.
     Unlike the table above, this table assumes that no leverage in addition to the currently outstanding Notes and amounts outstanding under the Credit
     Facility in the principal amount of $39.65 million is used. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:
                                                                                             PERCENTAGE OF NET ASSETS
                                                                                          ATTRIBUTABLE TO COMMON SHARES,
                                                                                          AFTER GIVING EFFECT TO THE SALE
                                                                                             OF COMMON SHARES OFFERED
                                                                                                IN THIS PROSPECTUS
                                                                                     (ASSUMES NO ADDITIONAL LEVERAGE IS USED)
       ANNUAL EXPENSES:
       Management Fees(3)..............................................................................  1.28%
       Leverage Costs (a)..............................................................................  2.03%
       Other Expenses (exclusive of current and deferred income tax expense (benefit)) (b).............  0.68%
       Total Annual Expenses...........................................................................  3.99%
       Fee and Expense Reimbursement...................................................................   -- %
            Total Net Annual Expenses..................................................................  3.99%

       (a) Leverage costs in the table reflect the weighted average cost to the Fund of the Notes (including the cost of an associated interest rate cap), expressed as a percentage of the Fund's net assets, based on interest rates in effect as of October 8, 2008. The table assumes outstanding Series B Notes of $25 million and Borrowings under the Credit Agreement of $14.65 million, which reflects existing leverage.

       (b) Current and deferred income tax expense (benefit) varies based on the Fund's net investment income and realized and unrealized investment gain and losses, which cannot be predicted. Accordingly, other expenses do not include current or deferred income tax expense (benefit). The Fund's current and deferred income tax expense (benefit) as a percentage of net assets by fiscal year from inception through May 31, 2008 has been as follows:

              Period June 24, 2004 (commencement of
                operations) through November 30, 2004                16.18%
              Year Ended November 30, 2005                            5.98%
              Year Ended November 30, 2006                           10.84%
              Year Ended November 30, 2007                            4.58%
              Six Months Ended May 31, 2008                          (2.44%)

     The purpose of the tables above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the tables under "Other Expenses" and "Total Net Annual Expenses" are based on estimated amounts for the Fund's first 12 months of operations after this offering unless otherwise indicated and assume that the Fund has issued Common Shares in an aggregate amount of $50 million in this offering. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase on a per common share basis. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following examples illustrate the expenses (including the sales load of $45, and estimated offering expenses of this offering of $1.00) that you would pay on a $1,000 investment in Common Shares, assuming: total annual expenses of 4.75% of net assets attributable to Common Shares through year 10; and (ii) a 5% annual return(1):

       1 YEAR              3 YEARS            5 YEARS           10 YEARS
        $90                 $182               $273               $504


---------------
(1) THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that all dividends and distributions are reinvested at net asset value and that the Fund is engaged in leverage of 29% of total assets, assuming a 2.64% cost of leverage. The cost of leverage is expressed as an interest rate and represents the weighted average of interest payable on the Notes (including the cost of an associated interest rate cap) and additional borrowings. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not issue any additional debt, an investor would pay the following expenses:

       1 YEAR              3 YEARS            5 YEARS           10 YEARS
        $83                 $161               $240               $446

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below shows the audited operating performance of the Fund from the commencement of the Fund's investment operations on June 24, 2004 until November 30, 2007, the last day of the Fund's most recent fiscal year.

     The yearly information in this table is derived from the Fund's financial statements audited by Deloitte & Touche LLP, whose report on certain of such financial statements is contained in the Fund's 2007 Annual Report and is incorporated by reference into the Fund's SAI, both of which are available from the Fund upon request. The information for the six months ended May 31, 2008 appears in the Fund's Semi-Annual Report filed with the SEC on Form N-CSR on August 8, 2008.

                                                SIX MONTHS
                                                   ENDED            YEAR            YEAR           YEAR             PERIOD
                                                  MAY 31,           ENDED           ENDED          ENDED             ENDED
                                                   2008          NOVEMBER 30,    NOVEMBER 30,    NOVEMBER 30,     NOVEMBER 30,
                                                (UNAUDITED)        2007 (a)         2006           2005            2004 (b)
Net asset value, beginning of period..........   $    26.74      $    25.88      $    22.53      $    21.34       $    19.10(c)
                                                 ----------      ----------      ----------      ----------       ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss...........................        (0.25)          (0.67)          (0.50)          (0.34)           (0.13)
Net realized and unrealized gain (loss).......        (0.32)           3.06            5.23            2.86             2.74
                                                 ----------      ----------      ----------      ----------       ----------
Total from investment operations after
income tax....................................        (0.57)           2.39            4.73            2.52             2.61
                                                 ----------      ----------      ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain.............................        (0.78)          (1.53)             --           (0.88)              --
Return of capital.............................           --              --           (1.38)          (0.45)           (0.33)
Total from distributions......................        (0.78)          (1.53)          (1.38)          (1.33)           (0.33)
                                                 ----------      ----------      ----------      ----------       ----------
Common Share offering costs charges to
paid-in capital...............................           --              --              --              --            (0.04)

Net asset value, end of period................   $    25.39      $    26.74      $    25.88      $    22.53       $    21.34
                                                 ==========      ==========      ==========      ==========       ==========
Market value, end of period...................   $    23.86      $    23.82      $    24.49      $    20.92       $    22.12
                                                 ==========      ==========      ==========      ==========       ==========

TOTAL RETURN BASED ON NET ASSET VALUE (D)(E)..        (2.00)%          9.38%          22.23%          11.96%(g)        13.53%
                                                 ==========      ==========      ==========      ==========       ==========

TOTAL RETURN BASED ON MARKET VALUE (E)(F).....         3.39%           2.96%          24.57%           0.29%           12.38%
                                                 ==========      ==========      ==========      ==========       ==========

Net assets, end of period (in 000's)..........   $  163,715      $  172,421      $  166,850      $  145.230       $  136,993

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including  current and  deferred  income taxes
before waiver (h).............................         2.92%(i)        8.52%          14.47%           8.62%           18.38%(i)
Including  current and  deferred  income taxes
after waiver (h)..............................         2.92%(i)        8.52%          14.29%           8.31%           18.09%(i)
Excluding  current and  deferred  income taxes
before waiver.................................         5.36%(i)        3.94%           3.63%           2.64%            2.20%(i)
Excluding  current and  deferred  income taxes         5.36%(i)        3.94%           3.45%           2.33%            1.91%(i)
after waiver..................................         5.36%(i)        3.94%           3.45%           2.33%            1.91%(i)
Excluding  current and  deferred  income taxes         2.74%(i)        1.89%           1.76%           1.57%            1.36%(i)
and interest expenses after waiver............         2.74%(i)        1.89%           1.76%           1.57%            1.36%(i)

RATIOS OF NET INVESTMENT TO AVERAGE NET
ASSETS:
Net investment loss ratio before tax expenses.        (4.32)%(i)      (3.83)%         (3.26)%         (2.29)%          (1.49)%(i)
Net investment loss ratio including tax
expenses (j)..................................        (1.88)%(i)      (8.41)%        (14.10)%         (8.27)%         (17.67)%(i)
Portfolio turnover rate.......................           28%             16%             17%             38%              35%

DEBT:
Total Energy Notes outstanding ($25,000 per
note) (k).....................................        1,000           2,360           2,360           1,360              N/A
Principal amount and market value per Energy
Note (l)......................................     $ 25,016         $25,004         $25,069        $ 25,074              N/A
Asset coverage per Energy Note (m)............     $188,715         $98,060         $95,699        $131,786              N/A
Total loan outstanding (in 000's).............     $ 47,250         $15,250             N/A             N/A          $30,000
Asset coverage per $1,000 senior
indebtedness (n)..............................     $  4,465         $12,306             N/A             N/A          $ 5,566

See notes to this table on the next page.


                                      -28-




(a) On September 14, 2007, the Fund's Board of Trustees approved an interim sub-advisory agreement with Energy Income Partners, LLC. On September 14, 2007, Energy Income Partners, LLC began serving as Sub-Adviser to the Fund.
(b) Initial seed date of June 17, 2004. The Fund commenced operations on June 24, 2004. (c) Net of sales load of $0.90 per Common Share on initial offering.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share and does not reflect sales load.
(e)  Total return is not annualized for periods less than one year.
(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in Common Share price.
(g) In 2005, the Fund received reimbursements from the Adviser and former sub-advisor. This reimbursement had no effect on the Fund's total return.
(h) Includes current and deferred income taxes associated with each component of the Statement of Operations.
(i)  Annualized.
(j) Includes tax expenses associated with each component of the Statement of Operations.
(k) On April 18, 2008, the Fund redeemed all issued and outstanding Series A Notes.
(l)  Includes accumulated and unpaid interest.
(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.
(n) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets and dividing by the loan outstanding in 000's.
N/A  Not applicable.

                                SENIOR SECURITIES

     The following table sets forth information about the Fund's outstanding senior securities as of each fiscal year ended November 30 since the Fund's inception:

                                         Total Principal
                                        Amount/Liquidation   Asset Coverage per    Asset Coverage     Principal Amount
                                            Preference          $1,000 Senior            per          and Market Value
    Year      Title of Security            Outstanding        Indebtedness (a)     Energy Note (b)    Per Energy Note (c)
    ----      -----------------         ------------------   ------------------    ---------------    -------------------
    2004      Borrowings
                Total Loan                 $ 30,000,000            $ 5,566              ____               ____
                Outstanding

    2005      Energy Notes
                Series A (1,360  Notes)    $ 34,000,000             ____             $ 131,786           $ 25,074

    2006      Energy Notes
                Series A (1,360 Notes)
                Series B (1,000 Notes)     $ 59,000,000             ____              $ 95,699           $ 25,069

    2007      Energy Notes (d)
                Series A (1,360 Notes)
                Series B (1,000 Notes)     $ 59,000,000           $ 12,306            $ 98,060           $ 25,004


              Borrowings                   $ 15,250,000           $ 12,306              ____               ____
                                           ------------
                Credit Facility            $ 74,250,000
                                           ============

(a) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding (in 000s).
(b) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes (in 000s).
(c)  Includes accumulated and unpaid interest.
(d) On April 18, 2008, the Fund redeemed all issued and outstanding Series A Notes.

                     MARKET AND NET ASSET VALUE INFORMATION

     The Fund's currently outstanding common shares are, and the Common Shares offered by this prospectus, subject to notice of issuance, will be, listed on AMEX. The Fund's common shares commenced trading on AMEX on June 25, 2004.

     The Fund's common shares have a limited trading history and have traded both at a premium and at a discount in relation to net asset value. Shares of closed-end investment companies frequently trade at a discount from net asset value. The Fund's issuance of Common Shares may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund's common shares. The continued development of alternatives as vehicles for investing in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Fund's common shares to trade at a premium in the future. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV. See "Risks - Market Discount from Net Asset Value."

     The following table sets forth for each of the periods indicated the high and low closing market prices for common shares of the Fund on AMEX, the net asset value per share and the premium or discount to net asset value per share at which the Fund's common shares were trading. Net asset value is determined daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). Prior to August, 2008, net asset value was determined on each Friday and as of the end of each month. See "Net Asset Value" for information as to the determination of the Fund's net asset value.

                                                                                                   PREMIUM/(DISCOUNT)
                                                    MARKET PRICE(3)        NET ASSET VALUE (1)     TO NET ASSET VALUE (2)
QUARTER ENDED                                       HIGH       LOW          HIGH       LOW          HIGH      LOW
September 30, 2004..............................    $22.20     $19.60       $20.44     $19.06       8.61%     2.83%
December 31, 2004...............................    $22.98     $20.60       $21.01     $20.16       9.38%     2.18%
March 31, 2005..................................    $24.05     $21.50       $23.12     $21.68       4.02%    (0.83)%
June 30, 2005...................................    $23.69     $21.49       $22.35     $21.46       6.00%     0.14%
September 30, 2005..............................    $24.77     $22.74       $24.23     $24.09       2.23%    (5.60)%
December 30, 2005...............................    $23.85     $20.82       $23.99     $23.34      (0.58)%  (10.80)%
March 31, 2006..................................    $22.42     $20.40       $23.01     $22.86      (2.56)%  (10.76)%
June 30, 2006...................................    $21.36     $20.15       $23.33     $23.16      (8.44)%  (13.00)%
September 30, 2006..............................    $22.56     $20.50       $24.38     $23.41      (7.47)%  (12.43)%
December 30, 2006...............................    $25.55     $21.70       $26.39     $23.92      (3.18)%   (9.28)%
March 31, 2007..................................    $29.26     $24.22       $28.99     $26.04       0.93%    (6.99)%
June 29, 2007...................................    $29.90     $27.00       $29.70     $29.82       0.67%    (9.46)%
September 28, 2007..............................    $29.55     $22.65       $31.27     $27.01      (5.50)%  (16.14)%
December 31, 2007...............................    $26.45     $21.71       $27.82     $25.57      (4.92)%  (15.10)%
March 31, 2008..................................    $24.60     $21.16       $26.18     $24.49      (6.04)%  (13.60)%
June 30, 2008...................................    $25.80     $22.36       $25.46     $23.91       1.34%    (6.48)%
September 30, 2008..............................    $23.33     $18.26       $22.18     $20.71       5.18%   (11.83)%

     The last reported sale price, net asset value per share and percentage
premium to net asset value per share of the common shares on        , 2008 were
$      , $      and     %, respectively. As of          , 2008, the Fund
had          common shares outstanding and net assets of the Fund were $     .

-----------------
(1) Based on the net asset value calculated on the close of business on the Friday or month-end preceding the high and low closing market price for the respective quarter.

(2)  Calculated based on the information presented.

(3)  Based on high and low closing market price for the respective quarter.

                                    THE FUND

     The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. The Fund has a limited operating history. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. On June 29, 2004, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering. The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, listed on the AMEX under the symbol "FEN." The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (800) 621-1675. On or about November 1, 2008, the principal office of the Fund will be 120 East Liberty Drive, Wheaton, Illinois 60187.

     The following table provides information about the Fund's outstanding securities as of September 30, 2008:

                                               AMOUNT HELD BY
                                  AMOUNT       THE FUND OR FOR        AMOUNT
 TITLE OF CLASS                 AUTHORIZED       ITS ACCOUNT        OUTSTANDING
 Common shares................   Unlimited            0              6,446,996
 Energy Notes Series B........  $25 million           0                1,000


                                 USE OF PROCEEDS

     The Fund will invest the net proceeds from any sales of Common Shares pursuant to this prospectus in accordance with the Fund's investment objective and policies as stated below, or use such proceeds for other general corporate purposes. Pending any such use, the proceeds may be invested in cash, cash equivalents or other securities.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to common shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded MLPs and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. As used in this prospectus, unless the context requires otherwise, MLPs are those MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred thereby increasing cash available for distribution by the Fund to its common shareholders. There can be no assurance that the Fund will achieve its investment objective.

     The Fund's investment objective is considered fundamental and may not be changed without common shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without the approval of the holders of a "majority of the outstanding" common shares, provided that common shareholders receive at least 60 days prior written notice of any change. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.

     The Fund's policy of investing at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, MLPs and MLP-related entities in the energy sector is non-fundamental.

     The Fund has adopted the following additional non-fundamental policies:

         o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

         o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its Managed Assets in such restricted securities, including up to 10% of its Managed Assets in private companies.

         o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP related entities, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least "B3" by Moody's and at least "B-" by S&P at the time of purchase, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser.

         o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

         o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         o The Fund may invest up to 15% of its Managed Assets in non-U.S. securities as well as hedge the currency risk of the non-U.S. securities using derivative instruments.

     Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

     For a more complete discussion of the Fund's portfolio composition, see "Portfolio Composition."


INVESTMENT PHILOSOPHY AND PROCESS

     Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities of energy companies and energy sector MLPs and MLP-related entities. The Sub-Adviser seeks securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Adviser's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. While the Sub-Adviser maintains an active dialogue with several research analysts in the energy sector, the Sub-Adviser's primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by its in-house investment analysts. To determine whether a company meets its criteria, the Sub-Adviser generally considers, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.

     The Fund concentrates its investments in the energy sector. The Fund pursues its objective by investing principally in a portfolio of equity securities issued by MLPs and MLP-related entities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments is contained in the Fund's SAI.

     Energy Companies. The Fund's investments consist of equity and debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund invests are generally involved in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

     Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, other energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rules and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

     Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

     MLPs are typically structured such that common units have first priority to receive quarterly cash distributions up to an established MQD. Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

     Energy MLPs in which the Fund invests can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

         o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services.

         o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

         o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

     The Fund also may invest in equity and debt securities of energy companies that are organized and/or taxed as corporations, including Canadian income trusts, and may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and in private companies that operate energy assets.


PORTFOLIO COMPOSITION

     The Fund's portfolio is composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

     Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities, including common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

     MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter, with their value fluctuating predominantly based on the success of an MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

     MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

     MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of

I-Shares to purchase limited partnership interests in the MLP in the form of i-units. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates' receipt of i-units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the NYSE and the AMEX.

     Equity Securities of Energy Companies. The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but may also purchase securities directly from the issuers in private placements.

     Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least "B-" by S&P or "B3" by Moody's or a comparable rating by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its common shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of any offering of Common Shares offered hereby are being invested, or during periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.


INVESTMENT PRACTICES

     Covered Call Option Transactions. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund writes call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

     If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

     Strategic Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund may write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. Hedging and strategic transactions are generally accepted under modern portfolio management theory and are regularly used by many investment companies and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

     The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     See "Risks - Derivatives" in the prospectus and "Investment Policies and Techniques" in the Fund's SAI for a more complete discussion of Strategic Transactions and their risks.

     Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2007, the Fund's portfolio turnover rate was approximately 16%. For the six months ended May 31, 2008, the Fund's portfolio turnover rate was approximately 28%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the

Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."



                            USE OF FINANCIAL LEVERAGE

     The Fund is currently engaged in, and may in the future engage in, the use of Financial Leverage to seek to enhance the level of its current distributions to common shareholders. The Fund may borrow (by use of commercial paper, notes and/or other Borrowings) an amount up to 33(1)/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of October 8, 2008, the Fund utilized leverage in an amount equal to approximately 29% of the Fund's Managed Assets. Borrowings, commercial paper or notes and Preferred Shares are each considered a "Leverage Instrument" and collectively, the "Leverage Instruments." Leverage Instruments have seniority in liquidation and distribution rights over the Fund's common shares.

     On January 28, 2005, the Fund issued $34 million principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25 million principal amount of auction rate senior notes due Mach 20, 2046 (the "Series B Notes," together with the Series A Notes, the "Notes") each of which were rated "Aaa" and "AAA" by Moody's and Fitch, respectively. On March 26, 2008, the Fund established a Credit Facility with a bank, which currently allows the Fund to borrow up to $55 million. On April 18, 2008, the Fund borrowed $34 million under the Credit Facility to redeem the issued and outstanding Series A Notes. As of October 8, 2008, the Fund had $40.35 million of unutilized funds for borrowing under the Credit Facility.

     As a result of recent turmoil in the financial markets, the auction rate securities market, including the auction market for the Series B Notes, have experienced widespread auction failures. In the event sufficient clearing bids are not made, the interest rate for the Series B Notes is set at the maximum rate as determined by the terms of the Series B Notes, which has been 200% (and could be up to 300%, depending on the ratings of the Series B Notes) of the greater of: (i) the applicable Treasury Index rate or (ii) the applicable LIBOR. All auctions on the Series B Notes have failed since February, 2008. These market developments have increased, and may continue to increase, the Fund's relative financing costs. Because common shareholders indirectly bear the cost of leverage, an increase in interest obligations on the Fund's Financial Leverage may reduce the total return to common shareholders. See "Risks - Leverage Risk." As noted above, in response to these market developments, the Fund exercised its option to redeem the Series A Notes.

     The Fund may, in the future, incur additional Borrowings, issue additional series of notes or other senior securities to the extent permitted by the 1940 Act. The Fund's common shares, including the Common Shares, are junior in liquidation and distribution rights to the Notes and Borrowings under the Credit Facility. The issuance of debt and Preferred Shares, including the Notes and Borrowings under the Credit Facility represent, the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this prospectus will enable the Fund to increase the aggregate amount of its leverage. The use of leverage creates an opportunity for increased income and capital appreciation for common shareholders, but at the same time, it creates special risks that may adversely affect common shareholders. Because both the Adviser's and Sub-Adviser's fees are based on Managed Assets (including assets obtained through leverage), both the Adviser's and Sub-Adviser's fees are higher when the Fund is leveraged. There can be no assurance that a leveraging strategy will be successful during any period in which it is used.

     It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In recent weeks, the volatility and disruption have reached unprecedented levels and has generally reduced the availability of credit. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders.

     Leverage creates a greater risk of loss, as well as potential for more gain, for the common shares than if leverage is not used. The Leverage Instruments have complete priority upon distribution of assets over common shares. The issuance of Leverage Instruments leverages the common shares. Although based on recommendations by the Adviser and the Sub-Adviser, the determination of whether to utilize Financial Leverage in addition to the Notes and the Credit Facility, as well as timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments, would be determined by the Fund's Board of Trustees. The Fund expects to invest the net proceeds derived from any future Leverage Instrument offering according to the investment program described in this prospectus. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instrument, after taking expenses into consideration, the leverage will cause common shareholders to receive a higher rate of income than if the Fund were not leveraged.

     Leverage creates risk for holders of the common shares, including the likelihood of greater volatility of net asset value and market price of the common shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to common shareholders. The fees paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets including proceeds from Borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing Financial Leverage, the investment advisory fee payable to the Adviser, and the sub-advisory fee payable by the Adviser to the Sub-Adviser, will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks - Leverage Risk."

     The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowings, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the common shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings.

     Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines, which the Fund is subject to as a result of the issuance of the Series B Notes, impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. The terms of the Series B Notes provide that in the event the Fund fails to satisfy certain asset coverage tests, the Fund is prohibited from declaring or paying dividends on its common shares. In addition, the Fund is required to redeem Series B Notes in an amount necessary to allow the Fund, after giving effect to such redemption, to satisfy such asset coverage tests. In addition, the loan documents under the Credit Facility include customary provisions including a restriction on the Fund's ability to pledge its assets and contains customary events of default including failure of the Fund to meet the asset coverage test of the 1940 Act described below. During the recent downturn in the equity markets, the Fund violated the asset coverage covenants in the Credit Facility resulting in an event of default thereunder. Under the terms of the Credit Facility, upon an event of default the lender has the right to require the immediate payment of all amounts outstanding under the Credit Facility and to charge interest at a higher rate from the time of such event of default until waived. In response, the Fund sold assets and reduced the amount of Borrowings under the Credit Facility. The lender under the Credit Facility has waived such event of default. There is no assurance that the Fund will not violate such covenants in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

     The Credit Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Credit Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Credit Facility restrict the Fund's ability to change its investment adviser, sub-adviser or custodian, amend its fundamental investment policies or fundamental investment objectives, or take on additional indebtedness without prior consent from the provider of the Credit Facility.

     If Preferred Shares are issued they could pay adjustable rate dividends based on shorter-term interest rates or a fixed rate. In the event the dividends are paid at adjustable rates, the adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's managed assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


EFFECTS OF LEVERAGE

     The aggregate principal amount of Series B Notes and Borrowings under the Credit Facility represented approximately 29% of Managed Assets as of October 8, 2008. Asset coverage with respect to the Series B Notes and Borrowings under the Credit Facility was
          % as of that date. The interest rate payable by the Fund on the Notes varies based on auctions normally held every seven (7) days. In the event of a failed auction, such as the Fund has experienced since February, 2008, the Series B Notes bear interest at a maximum rate as determined by the terms of the Series B Notes. As of October 8, 2008, the current interest rate payable on the Series B Notes was 8.09%. Outstanding balances under the Credit Facility generally accrue interest at a variable annual rate equal to the one-month LIBOR plus 0.75%. As of October 8, 2008, the current rate was 4.512%. The Credit Facility remains in effect through March 26, 2009, at which time the Fund expects to seek to renew such facility, and the Fund may draw on the facility from time to time in accordance with its investment policies. However, the Fund has no assurance that it will be able to renew the Credit Facility. As of October 8, 2008, the Fund had $14.65 million outstanding under the Credit Facility. The weighted average interest rate payable on all the Fund's Leverage Instruments is currently 6.77% based upon the interest rate payable on the Series B Notes and Borrowings under the Credit Facility as of October 8, 2008.

     Assuming that the Fund's leverage costs remain as described above (at an assumed average annual cost of 6.77%), the annual return that the Fund's portfolio must experience (net of expenses) in order to cover its leverage costs would be 1.86%.

     The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

     The table further assumes leverage representing 29% of the Fund's Managed Assets, net of expenses, and the Fund's current annual leverage interest rate of 6.02%.

Assumed Portfolio Total Return (Net of Expenses) ........    (10)%       (5)%         0%         5%        10%
Common Share Total Return ...............................   (16.98)%    (9.90)%    (2.82)%     4.26%     11.35%

     Common share total return is composed of two elements: the common share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments is entirely offset by losses in the value of those securities.

     While the Fund is using leverage, the amount of the fees paid to both the Adviser and the Sub-Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund's Managed Assets, which include assets purchased with leverage. Therefore, the Adviser and the Sub-Adviser have a financial incentive to leverage the Fund, which may create a conflict of interest between the Adviser and Sub-Adviser on the one hand and the common shareholders on the other. Because payments on any leverage would be paid by the Fund at a specified rate, only the Fund's common shareholders would bear the Fund's management fees and other expenses.


                                      RISKS

GENERAL

     Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the Fund's SAI.

INVESTMENT AND MARKET RISK

     An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund's Common Shares is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

     In response to the financial crises affecting the banking system and financial markets and going concern threats to investment banks and other financial institutions, on October 3, 2008, President Bush signed the Emergency Economic Stabilization Act of 2008 (the "EESA") into law. Pursuant to the EESA, the U.S. Treasury has the authority to, among other things, purchase up to $700 billion of mortgage-backed and other securities from financial institutions for the purpose of stabilizing the financial markets. The Federal Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis. There can be no assurance as to what impact such actions will have on the financial markets, including the extreme levels of volatility currently being experienced. Such continued volatility could materially and adversely affect the Fund's financial condition, the performance of its investments and the trading price of its common shares.

MARKET IMPACT RISK

         The sale of the Common Shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares by increasing the number of shares available, which may put downward pressure on the market price for the Fund's common shares. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price the Fund deems appropriate.

MANAGEMENT RISK

         The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

ENERGY SECTOR RISK

     The Fund's investments will generally be concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

     o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be directly affected by energy commodity prices, especially those energy companies who own the underlying energy commodity. Commodity prices fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices which leads to a reduction in production or supply may also impact the performance of MLPs, MLP-related entities and energy companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity price may also make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be directly tied to commodity prices.

     o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors including, catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for such commodities could also impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

     o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time. MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these issuers may be adversely affected if they are unable to acquire, cost-effectively, additional reserves at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

     o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs, MLP-related entities and energy companies.

     o Interest Rate Risk. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

     o Acquisition Risk. The ability of MLPs to grow and to increase distributions to unitholders is dependent principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. In the event that MLPs are unable to make such accretive acquisitions either because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts or because they are unable to raise financing for such acquisitions on economically acceptable terms or because they are outbid by competitors, their future growth and ability to raise distributions will be limited. Furthermore, even if MLPs do consummate acquisitions that they believe will be accretive, the acquisitions may in fact turn out to result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations as well as the factors set forth below, may adversely affect the MLP. Any acquisition involves risks, including among other things: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

     o Affiliated Party Risk. A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

     o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in the transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in the exploring, managing or producing of such commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions. These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect their operations and financial condition.

     o Terrorism/Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding retaliatory military strikes or a sustained military campaign may affect energy company operations in unpredictable ways, including disruptions of fuel supplies and markets, and transmission and distributions facilities could be direct targets, or indirect casualties, of an act of terror. Since the September 11th attacks, the U.S. government has issued warnings that energy assets, specifically the U.S. pipeline infrastructure, may be the future target of terrorist organizations. In addition, changes in the insurance markets attributable to the September 11th attacks have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

     o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.


INDUSTRY SPECIFIC RISK

     MLPs, MLP-related entities and energy companies are also subject to risks that are specific to the industry they serve.

     o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

     o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

     o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.


CASH FLOW RISK

     A substantial portion of the cash flow received by the Fund is derived from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of such distributions is dependent upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution will vary from quarter to quarter and is largely dependent on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry in general. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

TAX RISK

     The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the MLP, MLP-related entities and energy company securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs is largely dependent on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the applicable corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution with respect to the units would be reduced and any such distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund, likely causing a substantial reduction in the value of the common shares.

TAX LAW CHANGE RISK

     Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs in which it invests. Any such changes could negatively impact the Fund and its common shareholders. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. This would negatively impact the amount and tax characterization of distributions received by common shareholders.

DEFERRED TAX RISK

     As a limited partner in the MLPs in which it invests, the Fund is allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in reduced Fund distributions and lower after-tax distributions to the Fund's common shareholders. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

DELAY IN INVESTING THE PROCEEDS OF THIS OFFERING

     Although the Fund currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the completion of the offering, such investments may be delayed if suitable investments are unavailable at the time or if the Fund is unable to secure firm commitments for direct placements.

The trading market and volumes for MLP, MLP-related entity and energy company shares may at times be less liquid than the market for other securities. As a result, it is not anticipated that the Fund will be fully invested immediately after the completion of the offering and it may take a period of time before the Fund is able to accumulate positions in certain securities. Prior to the time the proceeds of this offering are fully invested, such proceeds may be invested in cash, cash equivalents or other securities, pending investment in MLP, MLP-related entity or energy company securities. Income received by the Fund from these securities would subject the Fund to corporate tax before any distributions to Common Shareholders. As a result, the return and yield on the Common Shares in the year following this offering may be lower than when the Fund is fully invested in accordance with its objective and policies. See "Use of Proceeds."

EQUITY SECURITIES RISK

     MLP common units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates given their yield-based nature.

     Certain of the MLPs, MLP-related entity and other energy companies in which the Fund may invest may have comparatively smaller capitalizations than other companies. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These MLPs, MLP-related entities and energy companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

     A few of the Midstream MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

     MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units is generally tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

     The Fund invests, and may in the future invest, in I-Shares which represent an indirect investment in MLP i-units. While not precise, the price of I-Shares and their volatility tend to be correlated to the price of common units. I-Shares are subject to the same risks as MLP common units.

LEVERAGE RISK

     The Fund may borrow an amount up to 33-1/3% (or such other percentage to the extent permitted by the 1940 Act) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the Preferred Shares and any borrowings). As of October 8, 2008, the principal amount of the Series B Notes and Borrowings under the Credit Facility represented approximately 29% of the Fund's Managed Assets. As of October 8, 2008, the Fund had $40.35 million of unutilized funds available for Borrowing under the Credit Facility. Such Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage."

The successful use of leverage depends on the Sub-Adviser's ability to predict or hedge correctly interest rate and market movements. Although the use of leverage by the Fund may create an opportunity for increased returns for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the common shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will continue to be used or will be successful. Leverage involves risks and special considerations for common shareholders including:

     o the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage;

     o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares;

     o the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and

     o when the Fund uses financial leverage, the investment advisory fee payable to the Adviser, and the sub-advisory fee payable by the Adviser to the Sub-Adviser, will be higher than if the Fund did not use leverage.

     The issuance of Leverage Instruments by the Fund, in addition to the Series B Notes and Borrowings under the Credit Facility, would involve offering expenses and other costs, including interest or dividend payments, which would be borne indirectly by the common shareholders. Increased operating costs, including the financing cost associated with any leverage, may reduce the Fund's total return.

     The Board of Trustees, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return.

     The funds borrowed pursuant to a borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any borrowings made by the Fund under a borrowing program are senior to the rights of holders of common shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or Preferred Shares or purchase common shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. The terms of the Notes provide that in the event the Fund fails to satisfy certain asset coverage tests, the Fund is required to redeem Notes in an amount necessary to allow the Fund, after giving effect to such redemption, to satisfy such asset coverage tests.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to common shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and common share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

     In addition, recent problems in the credit market have adversely impacted borrowing costs. Borrowing costs in auction rate markets, including the markets for the Series B Notes, have become subject to greater volatility and uncertainty, which has resulted in auctions in which sufficient clearing bids are not made. In the event sufficient clearing bids are not made, which has been the case for the Series B Notes as of February, 2008, the interest rate for the Series B Notes is set at the maximum rate as determined by the terms of the Series B Notes, which as been 200% (and could be up to 300%, depending on the ratings of the Series B Notes) of the greater of: (i) the applicable Treasury Index rate or (ii) the applicable LIBOR. These market developments have increased, and may continue to increase, the financing costs of the Fund. Because common shareholders indirectly bear the cost of leverage, an increase in interest and dividend obligations on the Fund's Financial Leverage may reduce the total return to common shareholders.

     During the recent downturn in the equity markets, the Fund violated the asset coverage covenants in the Credit Facility resulting in an event of default thereunder. Under the terms of the Credit Facility, upon an event of default the lender has the right to require the immediate payment of all amounts outstanding under the Credit Facility and to charge interest at a higher rate from the time of such event of default until waived. In response, the Fund sold assets and reduced the amount of Borrowings under the Credit Facility. The lender under the Credit Facility has waived such event of default. There is no assurance that the Fund will not violate such covenants in the future. In such event, the Fund may be required to repay all outstanding Borrowings immediately. In order to repay such amounts the Fund may be required to sell assets quickly which could have a material adverse effect on the Fund and could trigger negative tax implications. In addition, the Fund would be precluded from declaring or paying any distribution on the common shares during the continuance of such event of default.

     It is possible that the Fund will be unable to obtain additional Financial Leverage. The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In recent weeks, the volatility and disruption have reached unprecedented levels and has generally reduced the availability of credit. The availability of Financial Leverage will depend on a variety of factors, such as market conditions, the general availability of credit, the volume of trading activities, the overall availability of credit to the closed-end management investment companies, the Fund's credit ratings and credit capacity, the Fund's asset class, as well as the possibility that lenders could develop a negative perception of the Fund's long- or short-term financial prospects if the Fund incurs large investment losses due to a market downturn. Similarly, the Fund's access to Financial Leverage may be impaired if regulatory authorities or rating agencies take negative actions against the Fund. The Fund may not be able to successfully obtain additional Financial Leverage on favorable terms, or at all. In the current economic environment, it has become more difficult for borrowers, including the Fund, to find third parties willing to extend credit or purchase securities that would constitute Financial Leverage. If the Fund is unable to increase Financial Leverage after the issuance of additional Common Shares pursuant to this prospectus, there could be an adverse impact on the return to common shareholders.

     Restrictive Covenants and 1940 Act Restrictions. With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program, including the Credit Agreement, includes usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Credit Agreement does not permit the Fund's asset coverage ratio (as defined in the Credit Agreement) to fall below 300% at any time.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement limits the Fund's ability to pay dividends or make other distributions on the Fund's common shares unless the Fund complies with the Credit Agreement's 300% asset coverage test. In addition, the Credit Agreement does not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the 300% asset coverage test set forth in the Credit Agreement. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

DERIVATIVES RISK

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the common shares. In addition, at the time an interest rate or commodity swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of Financial Leverage, the Fund may be required to redeem or prepay some or all of the Financial Leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

     The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the common shares. For example, the Fund may utilize interest rate swaps and caps in connection with the Fund's use of Financial Leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap but is expected to enter into an interest rate cap.

     Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the common shares.

PORTFOLIO TURNOVER RISK

     The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances, but may be higher or lower in certain periods. For the fiscal year ended November 30, 2007, portfolio turnover was approximately 16%. For the six months ended May 31, 2008, portfolio turnover was approximately 28%. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices - Portfolio Turnover" and "Tax Matters."

RESTRICTED SECURITIES

     The Fund invests, and may in the future invest, in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.


LIQUIDITY RISK

     Although common units of MLPs, I-Shares of MLP-related entities and common stocks of certain energy companies trade on the NYSE, AMEX and The NASDAQ Stock Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

     If the Fund requires significant amounts of cash on short notice in excess of normal cash requirements or is required to post or return collateral in connection with the Fund's investment portfolio, derivatives transactions or leverage restrictions, the Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than the Fund otherwise would have been able to realize, or both. The reported value of some of the Fund's relatively illiquid types of investments and, at times, the Fund's high quality, generally liquid asset classes, may not necessarily reflect the lowest current market price for the asset. If the Fund was forced to sell certain of its assets in the current market, there can be no assurance that the Fund will be able to sell them for the prices at which the Fund has recorded them and the Fund may be forced to sell them at significantly lower prices.

VALUATION RISK

     Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value."

INTEREST RATE RISK

     Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

BELOW INVESTMENT GRADE SECURITIES RISK

     Below investment grade securities are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. As of September 30, 2008, the Fund did not invest in any below investment grade securities. Below investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

     o   greater yield and price volatility;

     o   greater credit risk and risk of default;

     o potentially greater sensitivity to general economic or industry conditions;

     o   potential lack of attractive resale opportunities (illiquidity); and

     o   additional expenses to seek recovery from issuers who default.

     In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

     Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

     For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

NON-DIVERSIFICATION

     The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund. There currently are approximately seventy-three (73) publicly traded MLPs, approximately 80% of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities issued by energy companies, consistent with its investment objective and policies. As of August 31, 2008, the Fund held investments in thirty-five (35) issuers.

MARKET DISRUPTION RISK

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares. See "Certain Provisions in the Declaration of Trust and By-Laws."

COMPETITION RISK

     There exist other alternatives to the Fund as a vehicle for investment in a portfolio of MLPs, including other publicly traded investment companies and private funds. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. Because of the limited number of MLP issuers, these competitive conditions may adversely impact the Fund's ability to make investments in the MLP market and could adversely impact the Fund's distributions to common shareholders.


POTENTIAL TAX CHANGES

     In addition to the specific tax risks and matters discussed elsewhere in this prospectus, the President of the United States has indicated a desire to overhaul the Internal Revenue Code and has convened a panel of experts to receive testimony toward that end. The Fund has no way of knowing whether such an overhaul of the Internal Revenue Code might occur or, if enacted, what effect such an overhaul might have on the Fund's common shareholders or the MLPs and MLP-related entities in which the Fund invests.


MARKET DISCOUNT FROM NET ASSET VALUE

     The Fund's common shares have a limited trading history and have traded both at a premium and at a discount relative to net asset value. There is no assurance that any premium of the public offering price for the Common Shares in any offering made hereby will continue after such offering or that the common shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor's purchase price for the common shares. Because the market price of the common shares will be affected by factors such as net asset value, dividend or distribution levels (which are dependent, in part, on expenses), supply of and demand for the common shares, stability of dividends or distributions, trading volume of the common shares, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the price at which shares may be offered in any offering pursuant to this prospectus.

INFLATION RISK

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

CERTAIN AFFILIATIONS

     Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust Advisors or Energy Income Partners. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with any public offering of the Common Shares offered by this prospectus, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER

     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $26 billion in assets which it managed or supervised as of September 30, 2008. On or about November 1, 2008, the principal offices of First Trust Advisors will be 120 East Liberty Drive, Wheaton, Illinois 60187.

     First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI under "Investment Adviser."

SUB-ADVISER

     Energy Income Partners serves as the Fund's Sub-Adviser. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

     Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment adviser and serves as investment adviser to investment portfolios with approximately $505 million of assets as of September 30, 2008.

     Energy Income Partners is a Delaware limited liability company and an SEC-registered investment adviser, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related MLPs and other high payout securities in the energy sector. In addition to serving as sub-adviser to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

     Energy Income Partners currently has a staff of seven persons. Energy Income Partners is a member of the Ospraie Wingspan platform which is comprised of a group of independent fund managers in the basic industries and commodities sectors. Ospraie Management, LLC ("Ospraie Management") is the investment manager of Ospraie Wingspan and other investment funds advised by Ospraie Management with approximately $2 billion in assets under management. The relationship with Ospraie Wingspan enhances Energy Income Partner's access to industry and company investment research. Lehman Brothers owns a 20% interest in Ospraie Management.

     James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before

Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

     Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

     Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

     Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

     For additional information concerning Energy Income Partners, including a description of the services provided and additional information about the Fund's portfolio managers, including the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares, see "Sub-Adviser" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

     For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and the liquidation preference of any outstanding Preferred Shares).

     In addition to the management fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

     Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's fees from the Fund (and

Sub-Adviser's fees from the Adviser) will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 29% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.42% of net assets attributable to common shares. See "Summary of Fund Expenses."


                                 NET ASSET VALUE

     The Fund determines the net asset value of its common shares daily as of the close of regular session trading on the NYSE (normally 4:00 p.m. eastern time). Net asset value is computed by dividing the value of all assets of the Fund (including option premiums, accrued interest and dividends), less all Fund liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares, by the total number of shares outstanding. The Fund will rely to some extent on information provided by the MLPs, which is usually not timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

     For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on any exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on The Nasdaq Stock Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on The Nasdaq Stock Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.


                                  DISTRIBUTIONS

     The Fund intends to make quarterly distributions to common shareholders. Fund distributions will generally consist of (i) cash or paid-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the Fund and dividend or other payments on equity securities owned by the Fund, less (ii) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. The Fund anticipates that, due to the tax treatment under current law of cash distributions made by MLPs in which the Fund will invest, a portion of distributions the Fund makes to common shareholders may consist of a tax-deferred return of capital. All realized capital gains, if any, net of applicable taxes, will be retained by the

Fund. Unless you elect to receive cash distributions, your distributions of net investment income will automatically be reinvested into additional common shares pursuant to the Fund's Dividend Reinvestment Plan.

     Distributions by the Fund, whether paid in cash or in additional common shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.


                           DIVIDEND REINVESTMENT PLAN

     If your common shares are registered directly with the Fund or if you hold your common shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless you elect to receive cash distributions, all dividends and distributions on your common shares will be automatically reinvested by the Plan Agent, PNC Global Investment Servicing (U.S.) Inc., in additional common shares under the Dividend Reinvestment Plan (the "Plan"). If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PNC Global Investment Servicing (U.S.) Inc., as dividend paying agent.

     You are automatically enrolled in the Plan when you become a shareholder of the Fund. As a participant in the Plan, the number of common shares you will receive will be determined as follows:

     (1) If the common shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the market price on that date.

     (2) If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all common shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

     If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.


                              PLAN OF DISTRIBUTION

     The Fund may offer the Common Shares offered under this prospectus using one or more of the following methods: (i) at-the-market offerings; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors.

     The Fund will bear the expenses of an offering under this prospectus, including but not limited to, the expenses of preparing the prospectus and SAI and the expense of counsel and auditors in connection with the offering.

     Pursuant to a requirement of the FINRA, the maximum commission or discount to be received by any FINRA member or independent broker-dealer may not be greater than eight percent (8%) of the gross proceeds received by the Fund for the sale of any securities being registered pursuant to SEC Rule 415 under the Securities Act of 1933, as amended.

     Distribution Through At-the-Market Offerings. An at-the-market offering is an offering of Common Shares at other than a fixed price to or through a market maker. The Fund has entered into an Equity Distribution Agreement with (the "Distribution Agent"), a form of which has been filed as an exhibit to this Registration Statement of which this prospectus is a part. The summary of the Equity Distribution Agreement contained herein is qualified by reference to the Equity Distribution Agreement. Subject to the terms and conditions of the Equity Distribution Agreement, the Fund may, from time to time, offer the Common Shares offered hereby through the Distribution Agent. The Fund's Common Shares will only be sold on such days as shall be agreed to by the Fund and the Distribution Agent.

     The Common Shares sold through at-the-market offerings, if any will be sold at market prices, which shall be determined with reference to trades on the AMEX, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Distribution Agent. The Fund and the Distribution Agent will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. The Fund will compensate the Distribution Agent with respect to sales of the Common Shares at a commission rate of up to % of the gross sales price per share of Common Shares sold. Settlements of Common Share sales will occur on the third business day following the date of sale. In connection with the sale of the Common Shares on behalf of the Fund, the Distribution Agent may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of the Distribution Agent may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, the Distribution Agent will act as underwriter on a reasonable efforts basis. The offering of Common Shares pursuant to the Equity Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Equity Distribution Agreement. The Fund and the Distribution Agent each have the right to terminate the Equity Distribution Agreement in its discretion at any time, upon ten days written notice. The Fund has agreed to indemnify the Distribution Agent against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

     The Fund currently intends to distribute the Common Shares offered pursuant to this prospectus primarily through at-the-market offerings, although from time to time it may also distribute Common Shares through an underwriting syndicate or a privately negotiated transaction. To the extent Common Shares are distributed other than through at-the-market offerings, the Fund will file a supplement to this prospectus describing such transactions.

     Distribution Through Underwriting Syndicates. The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. To limit the impact on the market price of the Fund's common shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, the Distribution Agent, one of the Fund's underwriters, and the underwriting syndicate. The Fund will offer its Common Shares at a price equal to a specified discount of up to % from the closing market price of the Fund's common shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and the Distribution Agent in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to
      % of the gross per share offering price. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund's latest net asset value per common share or (ii) % of the closing market price of the common shares on the day prior to the offering date.

     Distribution Through Privately Negotiated Transactions. The Fund, through the Distribution Agent, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per common share of the Fund's common shares or (ii) at a discount ranging from % to % of the average daily closing market price of the Fund's common shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

     As defined below under "Corporate Finance Services and Consulting Fee," Wachovia Securities, LLC, as successor to A.G. Edwards, provides the corporate finance and consulting services described below (the "Services") pursuant to an agreement with First Trust Advisors (the "Services Agreement") and is entitled to receive the fees (the "Service Fees") described below.

     The principal business address of            is                  .


                              DESCRIPTION OF SHARES

COMMON SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The Common Shares being offered in this offering have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. As of September 30, 2008, the Fund had 6,446,996 common shares outstanding. The Common Shares being offered by this prospectus will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust and By-Laws," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.

         The Fund's currently outstanding common shares are, and the Common Shares offered in this prospectus will be, subject to notice of issuance, listed on the AMEX under the trading or "ticker" symbol "FEN."

         Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that the common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See "Structure of the Fund; Common Share Repurchases and Change in Fund Structure."

PREFERRED SHARES

     The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shareholders. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. The Fund cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust and By-Laws." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares

(one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


DESCRIPTION OF NOTES AND BORROWINGS

     The Fund's Declaration of Trust authorizes the Fund, without prior approval of the common shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33(1)/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Managed Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the common shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to common shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that the Fund elects to be treated as a regulated investment company, and that such provisions would impair the Fund's status as a regulated investment company under the Internal Revenue Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Any borrowing will likely be ranked equal to all other existing and future borrowings of the Fund.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940

Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     The Credit Facility can be used by the Fund for general corporate purposes, including for financing a portion of the Fund's investments. The Credit Facility is secured by a first priority perfected security interest in the assets of the Fund. In addition, the loan documents under the Credit Facility restrict the Fund's ability to change its investment adviser, sub-adviser or custodian, amend its fundamental investment policies or fundamental investment objectives, or take on additional indebtedness without prior consent from the provider of the Credit Facility.

     The Series B Notes pay interest at rates that vary based on auctions normally held every seven (7) days. The Series B Notes and Borrowings under the Credit Facility rank senior to the Fund's common shares. Under the 1940 Act, the Fund may only issue one class of senior securities representing indebtedness. So long as the Series B Notes are outstanding, additional senior debt securities must rank on a parity with the Series B Notes. The Series B Notes may be redeemed prior to their maturity at the option of the Fund, in whole or in part, under certain circumstances and are subject to mandatory redemption upon failure of the Fund to maintain asset coverage requirements with respect to the Series B Notes.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, with the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction); (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by common shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust and By-Laws."

     The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

     Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.


                 STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES
                          AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees determined in connection with the initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

     In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, Sub-Adviser and the corporate finance services and consulting agent that the Adviser has retained, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings and limitations on seniority within the Fund's capital structure if the Fund has other borrowings outstanding at such time, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

     There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

     Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

     The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's common shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the AMEX or other national securities exchange or market system. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in this prospectus to the extent discussed herein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load.


                                   TAX MATTERS

     The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

     This section and the discussion in the SAI provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Internal Revenue Code, on treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the U.S. dollar or (iv) persons that do not hold common shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

     For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a U.S. person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

     The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income would generally include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

     The MLPs in which the Fund intends to invest are generally treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

     The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

     Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

     In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

     The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or Common Shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

     Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

     As discussed in greater detail below, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period and other requirements are met by the common shareholder receiving such dividend. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met. Common shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless
(i) the common shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the common shareholder provides the Fund with a Form W8ECI signed under penalties of perjury (in which case, the common shareholder will be subject to the normal U.S. graduated rates) or (ii) the common shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the common shareholder will be subject to the rate of withholding provided for in the relevant treaty).

     If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

     Because unsevered natural resources are viewed as interests in real property for some purposes of the Internal Revenue Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding corporation. If the Fund is classified as a U.S. real property holding corporation, dispositions of interests in the Fund by a non-U.S. common shareholder and distributions in excess of a non-U.S. common shareholder's basis may be subject to 10% withholding.

     A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits. Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

     Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

     The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2010, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010, with the maximum marginal federal income tax rate being 39.6% at such time.

     A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

     The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

      Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year.

     Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is furnished to the IRS.


TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

     MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

     Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs, so the income of the MLPs should qualify as qualifying income.

     As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

     When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

     The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

     Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

     Other Investments. The Fund has in the past, and may in the future, attempt to generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

     Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.


                  CORPORATE FINANCE SERVICES AND CONSULTING FEE

     First Trust Advisors (and not the Fund) has entered into a Corporate Finance Services and Consulting Agreement with Wachovia Securities, LLC, as successor to A.G. Edwards (the "Consultant"), and has agreed to pay from its own assets a fee to the Consultant. This fee was payable quarterly at the annual rate of 0.10% of the Fund's Managed Assets through June 29, 2006 and is payable quarterly at the annual rate of 0.15% of the Fund's Managed Assets after June 29, 2006 and will be payable only so long as the Investment Management Agreement remains in effect between the Fund and First Trust Advisors or any successor in interest or affiliate of First Trust Advisors, as and to the extent that such Investment Management Agreement is renewed or continued periodically in accordance with the 1940 Act. Pursuant to the Corporate Finance Services and Consulting Agreement, the Consultant will: (i) provide relevant information, studies or reports regarding closed-end investment companies with similar investment objectives and/or strategies as the Fund as well as general trends in the closed-end investment company and asset management industries, and consult with representatives of First Trust Advisors in connection therewith; (ii) at the request of First Trust Advisors, provide certain economic research and statistical information and reports on behalf of First Trust Advisors or the Fund and consult with representatives of First Trust Advisors or the Fund, and/or Trustees of the Fund in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies), (y) the respective market performance of the Fund and such other companies, and (z) other relevant performance indicators; and (iii) provide First Trust Advisors with such other services in connection with the Common Shares relating to the trading price and market price thereof upon which First Trust Advisors and the Consultant shall, from time to time, agree, including after-market services designed to maintain the visibility of the Fund in the market. The incremental additional amounts paid as service fees applicable to daily assets of the Fund attributable to the common shares initially offered by the Fund will not exceed 4.461% of the offering price of such Common Shares.

                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

     The custodian of the assets of the Fund is PFPC Trust Company ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PNC Global Investment Servicing (U.S.) Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm providing such independent registered public accounting firm with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. As compensation for these services, the Fund has agreed to pay PNC Global Investment Servicing (U.S.) Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.06% of the Fund's first $250 million of average Managed Assets, subject to decrease with respect to additional Fund Managed Assets.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the
Distribution Agent by                    . Chapman and Cutler LLP and
may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
Use of Proceeds .........................................................   1
Investment Objective ....................................................   1
Investment Restrictions .................................................   1
Investment Policies and Techniques ......................................   3
Additional Information About the Fund's Investments and
     Investment Risks....................................................   6
Other Investment Policies and Techniques ................................  25
Management of the Fund ..................................................  34
Investment Adviser ......................................................  40
Sub-Adviser .............................................................  44
Portfolio Transactions and Brokerage ....................................  48
Certain Provisions in the Declaration of Trust and By-Laws...............  49
Repurchase of Fund Shares; Conversion to Open-End Fund ..................  52
Net Asset Value .........................................................  54
Tax Matters .............................................................  57
Performance Related and Comparative Information .........................  62
Experts .................................................................  64
Custodian, Administrator and Transfer Agent .............................  65
Additional Information ..................................................  65
Financial Statements .................................................... F-1
Portfolio Holdings ...................................................... P-1
Appendix A -- Ratings of Investments .................................... A-1
Appendix B -- Energy Income Partners, LLC Proxy Voting Policy ........... B-1

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

                     THIS PAGE IS INTENTIONALLY LEFT BLANK.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS
                                                        PAGE
Prospectus Summary .....................................   1
Summary of Fund Expenses ...............................  23
Financial Highlights....................................  26
Senior Securities.......................................  28
Market and Net Asset Value Information..................  29
The Fund ...............................................  30
Use of Proceeds ........................................  30
The Fund's Investments .................................  30
Use of Financial Leverage...............................  35
Risks ..................................................  39
Management of the Fund..................................  52
Net Asset Value.........................................  54
Distributions ..........................................  55
Dividend Reinvestment Plan .............................  55
Plan of Distribution....................................  56
Description of Shares ..................................  57
Certain Provisions in the Declaration
   of Trust and By-Laws ................................  60
Structure of the Fund; Common Share
   Repurchases and Change in Fund Structure.............  61
Tax Matters.............................................  62
Corporate Finance Services and Consulting Fee...........  66
Custodian, Administrator and Transfer Agent.............  66
Legal Opinions..........................................  67
Table of Contents for the Statement of
   Additional Information...............................  68


--------------------------------------------------------------------------------


                                             SHARES








                                ENERGY INCOME AND
                                   GROWTH FUND




                                  COMMON SHARES




--------------------------------------------------------------------------------
                                   PROSPECTUS
--------------------------------------------------------------------------------


                                               , 2008


Back Cover

                  SUBJECT TO COMPLETION, DATED OCTOBER 14, 2008


                          ENERGY INCOME AND GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         The Energy Income and Growth Fund (the "Fund") is a non-diversified closed-end management investment company which commenced operations in June 2004. This Statement of Additional Information relates to the common shares of beneficial interest of the Fund offered by the Fund's Prospectus relating thereto (the "Common Shares") dated __________, 2008 (the "Prospectus"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus. As used in this Statement of Additional Information, unless the context requires otherwise, "common shares" refers to the Fund's common shares of beneficial interest currently outstanding as well as those Common Shares offered by the Prospectus and the holders of the common shares are called "common shareholders."

         On June 29, 2004, the Fund issued an aggregate of 6,400,000 common shares in its initial public offering. The Fund's currently outstanding common shares are, and the Common Shares offered by the Prospectus will be, subject to notice of issuance, listed on the American Stock Exchange ("AMEX") under the symbol "FEN." On January 28, 2005, the Fund issued $34,000,000 principal amount of auction rate senior notes due March 2, 2045 (the "Series A Notes") and on March 26, 2006, issued $25,000,000 principal amount of auction rate senior notes due March 20, 2046 (the "Series B Notes", together with the Series A Notes, the "Notes") each of which were rated "Aaa" and "AAA" by Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings Services, Inc. ("Fitch"), respectively. On March 26, 2008, the Fund entered into a $55,000,000 senior revolving credit facility with a bank (the "Credit Facility"), of which $34,000,000 was utilized to redeem the issued and outstanding Series A Notes on April 18, 2008. As of October 8, 2008, the principal amount of the Series B Notes and Borrowings under the Credit Facility represented 29% of the Fund's Managed Assets. The Fund may, in the future, incur additional Borrowings, issue additional series of Notes, or issue other senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's common shares are junior in liquidation and distribution rights to the Series B Notes and Borrowings under the Credit Facility. The incurrence of debt and issuance of preferred stock, including the Series B Notes and Borrowings under the Credit Facility, represent the leveraging of the Fund's common shares. The issuance of additional Common Shares offered by this Prospectus may enable the Fund to increase the aggregate amount of its leverage.

         This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

         This Statement of Additional Information is dated ___________, 2008.

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

                                                                           PAGE

USE OF PROCEEDS..............................................................1

INVESTMENT OBJECTIVE.........................................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT OBJECTIVE POLICIES AND TECHNIQUES.................................3

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND
      INVESTMENT RISKS.......................................................6

OTHER INVESTMENT POLICIES AND TECHNIQUES....................................25

MANAGEMENT OF THE FUND......................................................34

INVESTMENT ADVISER..........................................................40

SUB-ADVISER.................................................................44

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................48

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS..................49

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................52

NET ASSET VALUE.............................................................54

TAX MATTERS.................................................................57

PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................62

EXPERTS.....................................................................64

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT.................................65

ADDITIONAL INFORMATION......................................................65



FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
     ACCOUNTING FIRM.......................................................F-1
PORTFOLIO HOLDINGS.........................................................P-1
APPENDIX A -- Ratings of Investments.......................................A-1
APPENDIX B -- Energy Income Partners, LLC Proxy Voting Policy..............B-1

                                 USE OF PROCEEDS

         The Fund will invest substantially all of the net proceeds from any sales of Common Shares pursuant to this Prospectus in accordance with the Fund's investment objective and policies as stated below, to repay indebtedness or for other general corporate purposes.

         Pending investment in securities that meet the Fund's investment objective and policies, the net proceeds of this offering will be invested in cash or cash equivalents.


                              INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests regardless of the tax character of the distributions. The Fund seeks to provide its common shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. As used in this Statement of Additional Information, unless the context requires otherwise, MLPs are MLPs in the energy sector. Due to the tax treatment under current law of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a portion of its income may be tax deferred, thereby increasing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

         The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days prior written notice of any change.

         The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following non-fundamental policies:

         o Under normal market conditions, the Fund invests at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities.

         o Under normal market conditions, the Fund invests at least 65% and up to 100% of its Managed Assets in equity securities of MLPs and MLP-related entities. MLP and MLP-related entity equity securities currently consist of common units, subordinated units and I-Shares. The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of MLPs.

         o The Fund may invest up to 35% of its Managed Assets in unregistered or otherwise restricted securities (including up to 10% of its Managed Assets in securities issued by private companies). The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies.

         o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including below investment grade securities, which are commonly referred to as "junk bonds." Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Adviser.

         o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

         o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         o The Fund may invest up to 15% of its Managed Assets in non-U.S. Securities as well as hedge the currency risk of the non-U.S. Securities using derivative instruments.

         To generate additional income, the Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio.

         The foregoing non-fundamental policies may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its outstanding common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class:

                   (1) Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                   (2) Borrow money, except as permitted by the 1940 Act;

         For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Use of Financial Leverage" in the Fund's Prospectus;

                   (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities;

                   (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                   (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); or

                   (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (2) more than 50% of the Fund's shares, whichever is less.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

         Temporary Investments and Defensive Position. During the period where the net proceeds of this offering of Common Shares, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The

Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

         Cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

ENERGY COMPANIES

         For purposes of the Fund's policy of investing 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities, an energy company is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

         Energy sector MLPs are limited partnerships that derive at least 90% of their income from energy operations. The business of energy sector MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, MLPs that provide natural gas services and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Sub-Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. The MLP sector in general could be hurt by market perception that MLPs' performance and valuation are directly tied to commodity prices.

         Some energy companies operate as "public utilities" or "local distribution companies," and therefore are subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

         Energy MLPs in which the Fund invests generally can be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

         Midstream MLP natural gas services include treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs also may operate ancillary businesses, including the marketing of the products and logistical services.

         Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the

United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

         Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

         MLPs and MLP-related entities typically achieve distribution growth by internal and external means. MLPs and MLP-related entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing assets and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

         MLPs and MLP-related entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy MLPs and MLP-related entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

         MLPs and MLP-related entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy sector MLPs and MLP-related entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLPs and MLP-related entities.

         Energy sector MLPs and MLP-related entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; reliance on growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs and MLP-related entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs and MLP-related entities to successfully integrate recent or future acquisitions; and the general level of the economy.

         The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Fund will invest at least 65% of its Managed Assets in equity securities of energy sector MLPs and MLP-related entities. An MLP is a limited partnership, the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

         The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

         In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

         MLPs tend to pay relatively higher distributions than other types of companies and the Fund intends to use these MLP distributions in an effort to meet its investment objective.

         As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a tax-deferred return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

         When the units are sold, the difference between the sales price and the investor's adjusted basis represents taxable gain. The limited partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

         For a further discussion and a description of MLP tax matters, see the section entitled "Tax Matters."

THE FUND'S INVESTMENTS

         The types of securities in which the Fund may invest include, but are not limited to the following:

         Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy sector MLPs. Equity securities currently consist of common units, subordinated units and I-Shares (each discussed below). The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of the MLPs. The Fund also may invest up to 15% of Managed Assets in equity or debt securities of non-MLPs or energy companies.

         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Certain of the energy companies in which the Fund invests and may in the future invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies may involve greater risk than is associated with investing in more established MLPs, MLP-related entities and energy companies. Smaller capitalization MLPs, MLP-related entities and energy companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established MLPs, MLP-related entities and energy companies.

         MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

         MLP Subordinated Units. MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including arrearage, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

         MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-Units. I-Units have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional I-Units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliate's receipt of I-Units, rather than cash distributions. I-Shares themselves have limited voting rights similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

         Equity Securities of Energy Companies. The Fund does not intend to invest more than 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements. To generate additional income, the Fund may write (or sell), covered call options on the common stock of energy companies held in the Fund's portfolio.

         Debt Securities. The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

         Below Investment Grade Debt Securities. The Fund may invest up to 25% of its Managed Assets in below investment grade securities. The below investment grade debt securities in which the Fund invests are rated from B3 to Bal by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Sub-Adviser to be of comparable quality.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

         -- increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         --  greater risk of loss due to default or declining credit quality;

         -- adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         -- if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Fund will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Fund, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments if it is recoverable at all.

         See Appendix A to this Statement of Additional Information for a description of Moody's and S&P's ratings.

         Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. Absent an exemption from registration, the Fund will be required to hold the securities until they are registered by the issuer. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Sub-Adviser has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered for public sale, the Fund may have to cause those securities to be registered. In situations in which the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         Thinly-Traded Securities. The Fund also may invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs, I-Shares of MLP-related entities and common stock of certain energy companies trade on the New York Stock Exchange, the American Stock Exchange, The Nasdaq National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Fund believes it is desirable to do so. Thinly-traded securities also are more difficult to value and the Sub-Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Fund's capital in thinly-traded securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

         Margin Borrowing. Although it does not currently intend to, the Fund may in the future use margin borrowing of up to 33-1/3% of total Managed Assets for investment purposes when the Sub-Adviser believes it will enhance returns. Margin borrowings by the Fund create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

COVERED CALL OPTION TRANSACTIONS

         Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures approved by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

         If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

STRATEGIC TRANSACTIONS

         The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce interest rate risks arising from the use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks, including interest rate, currency and credit risks. The Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on currencies, securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. The Fund writes (or sells), covered call options on the common stock of energy companies held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

         Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities, including the Notes, or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

         Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

         Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one NRSRO at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

OVER-THE-COUNTER MARKET RISK

         The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the securities at a discount from recent prices, or sell the securities in small lots over an extended period of time.

LEGISLATION RISK

         At any time after the date of this Statement of Additional Information, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

         General Description of Hedging Strategies. As more fully described above, the Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by the Fund and to mitigate risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), swap agreements and related instruments.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "Commission"), the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Commission and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security Futures Contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a Futures Contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most Futures Contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures Contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contract. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

SWAP AGREEMENTS

         For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

         Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.

The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading will be undertaken as determined by the Fund's Sub-Adviser. There are no limits on the rate of portfolio turnover. For the fiscal year ended November 30, 2007, the Fund's actual portfolio turnover rate was 16%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. See "Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The general supervision of the duties performed for the Fund under the Management Agreement and Sub-Advisory Agreement is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund identified as such.

                                                                                              NUMBER OF
                                                  TERM OF OFFICE                              PORTFOLIOS IN    OTHER
                              POSITION            AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS AND             AND OFFICES         ELECTED OR      PRINCIPAL OCCUPATIONS       OVERSEEN BY      HELD BY
DATE OF BIRTH                 WITH FUND           APPOINTED(2)    DURING PAST 5 YEARS         TRUSTEE          TRUSTEE

Trustee who is an
Interested Person of the
Fund
------------------------

James A. Bowen(1)             President,          o Class III     President, First Trust      59 Portfolios    Trustee of
1001 Warrenville Road,        Chairman of the                     Advisors L.P. and First                      Wheaton College
  Suite 300                   Board, Chief                        Trust Portfolios L.P.;
Lisle, IL 60532               Executive Officer   o 2004          Chairman of the Board of
D.O.B.: 09/55                 and Trustee                         Directors, BondWave LLC
                                                                  (Software Development
                                                                  Company/Broker-Dealer/Investment
                                                                  Adviser) and Stonebridge
                                                                  Advisors LLC (Investment
                                                                  Adviser)


                                     - 34 -




                                                                                              NUMBER OF
                                                  TERM OF OFFICE                              PORTFOLIOS IN    OTHER
                              POSITION            AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS AND             AND OFFICES         ELECTED OR      PRINCIPAL OCCUPATIONS       OVERSEEN BY      HELD BY
DATE OF BIRTH                 WITH FUND           APPOINTED(2)    DURING PAST 5 YEARS         TRUSTEE          TRUSTEE

Trustees who are not
Interested Persons of the
Fund
------------------------

Richard E. Erickson           Trustee             o Class II      Physician; President,       59 Portfolios    None
c/o First Trust Advisors                                          Wheaton Orthopedics;
L.P.                                                              Co-owner and Co-Director
1001 Warrenville Road,                            o 2004          (January 1996 to May
  Suite 300                                                       2007), Sports Med Center
Lisle, IL 60532                                                   for Fitness; Limited
D.O.B.: 04/51                                                     Partner, Gundersen Real
                                                                  Estate Partnership;
                                                                  Limited Partner,
                                                                  Sportsmed LLC

Thomas R. Kadlec              Trustee             o Class II      Senior Vice President and   59 Portfolios    None
c/o First Trust Advisors                                          Chief Financial Officer
L.P.                                                              (May 2007 to Present),
1001 Warrenville Road,                            o 2004          Vice President and Chief
  Suite 300                                                       Financial Officer (1990
Lisle, IL 60532                                                   to May 2007), ADM
D.O.B.: 11/57                                                     Investor Services, Inc.
                                                                  (Futures Commission
                                                                  Merchant); President
                                                                  (May 2005 to Present),
                                                                  ADM Derivatives, Inc.;
                                                                  Registered Representative
                                                                  (2000 to Present),
                                                                  Segerdahl & Company,
                                                                  Inc., a FINRA member
                                                                  (Broker-Dealer)

Robert F. Keith               Trustee             o Class I       President (2003 to          59 Portfolios    None
c/o First Trust Advisors                                          Present),
L.P.                                                              Hibs Enterprises
1001 Warrenville Road,                            o 2006          (Financial and Management
  Suite 300                                                       Consulting); President
Lisle, IL 60532                                                   (2001 to 2003), Aramark
D.O.B.: 03/64                                                     Service Master
                                                                  Management; President and
                                                                  Chief Operating Officer
                                                                  (1998 to 2003), Service
                                                                  Master Management Services

Niel B. Nielson               Trustee             o Class III     President (June 2002        59 Portfolios    Director of
c/o First Trust Advisors                                          to Present), Covenant                        Covenant
L.P.                                                              College                                      Transport Inc.
1001 Warrenville Road,                            o 2004
  Suite 300
Lisle, IL 60532
D.O.B.: 03/54


Officers of the Fund
--------------------

Mark R. Bradley               Treasurer,          o Indefinite    Chief Financial Officer,    N/A              N/A
1001 Warrenville Road         Controller, Chief     term          First Trust Advisors L.P.
  Suite 300                   Financial Officer                   and First Trust
Lisle, IL 60532               and Chief           o 2004          Portfolios L.P.; Chief
D.O.B.: 11/57                 Accounting Officer                  Financial Officer,
                                                                  BondWave LLC (Software
                                                                  Development
                                                                  Company/Broker-Dealer/Investment
                                                                  Adviser) and Stonebridge
                                                                  Advisors LLC (Investment
                                                                  Adviser)


                                     - 35 -




                                                                                              NUMBER OF
                                                  TERM OF OFFICE                              PORTFOLIOS IN    OTHER
                              POSITION            AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS AND             AND OFFICES         ELECTED OR      PRINCIPAL OCCUPATIONS       OVERSEEN BY      HELD BY
DATE OF BIRTH                 WITH FUND           APPOINTED(2)    DURING PAST 5 YEARS         TRUSTEE          TRUSTEE

James M. Dykas                Assistant           o Indefinite    Senior Vice President       N/A              N/A
1001 Warrenville Road,        Treasurer             term          (April 2007 to Present),
  Suite 300                                                       Vice President (January
Lisle, IL 60532                                   o 2005          2005 to April 2007),
D.O.B.: 01/66                                                     First Trust Advisors L.P.
                                                                  and First Trust
                                                                  Portfolios L.P.;
                                                                  Executive Director
                                                                  (December 2002 to January
                                                                  2005), Vice President
                                                                  (December 2000 to
                                                                  December 2002), Van
                                                                  Kampen Asset Management
                                                                  and Morgan Stanley
                                                                  Investment Management

Christopher R. Fallow         Assistant Vice      o Indefinite    Assistant Vice President    N/A              N/A
1001 Warrenville Road         President             term          (August 2006 to Present),
  Suite 300                                                       Associate (January 2005
Lisle, IL 60532                                   o 2006          to August 2006), First
D.O.B.: 04/79                                                     Trust Advisors L.P. and
                                                                  First Trust Portfolios
                                                                  L.P.; Municipal Bond
                                                                  Trader (July 2001 to
                                                                  January 2005), BondWave
                                                                  LLC (Software Development
                                                                  Company/Broker-Dealer/Investment
                                                                  Adviser)

W. Scott Jardine              Secretary and       o Indefinite    General Counsel, First      N/A              N/A
1001 Warrenville Road         Chief Compliance      term          Trust Advisors L.P. and
  Suite 300                   Officer                             First Trust Portfolios
Lisle, IL 60532                                   o 2004          L.P.; Secretary,
D.O.B.: 05/60                                                     BondWave LLC (Software
                                                                  Development
                                                                  Company/Broker-Dealer/Investment
                                                                  Adviser) and
                                                                  Stonebridge Advisors
                                                                  LLC (Investment Adviser)

Daniel J. Lindquist           Vice President      o Indefinite    Senior Vice President       N/A              N/A
1001 Warrenville Road                               term          (September 2005 to
  Suite 300                                                       Present), Vice
Lisle, IL 60532                                   o 2005          President (April 2004
D.O.B: 02/70                                                      to September 2005),
                                                                  First Trust Advisors
                                                                  L.P. and First Trust
                                                                  Portfolios L.P.; Chief
                                                                  Operating Officer
                                                                  (January 2004 to April
                                                                  2004), Mina Capital
                                                                  Management, LLC; Chief
                                                                  Operating Officer
                                                                  (April 2000 to January
                                                                  2004), Samaritan Asset
                                                                  Management Services,
                                                                  Inc.

Coleen D. Lynch               Assistant Vice      o Indefinite    Assistant Vice              N/A              N/A
1001 Warrenville Road         President             term          President (January 2008
  Suite 300                                                       to Present), First
Lisle, IL 60532                                   o 2008          Trust Advisors L.P. and
DOB: 07/58                                                        First Trust Portfolios
                                                                  L.P.; Vice President
                                                                  (May 1998 to January
                                                                  2008), Van Kampen Asset
                                                                  Management and Morgan
                                                                  Stanley Investment
                                                                  Management


                                     - 36 -




                                                                                              NUMBER OF
                                                  TERM OF OFFICE                              PORTFOLIOS IN    OTHER
                              POSITION            AND YEAR FIRST                              FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS AND             AND OFFICES         ELECTED OR      PRINCIPAL OCCUPATIONS       OVERSEEN BY      HELD BY
DATE OF BIRTH                 WITH FUND           APPOINTED(2)    DURING PAST 5 YEARS         TRUSTEE          TRUSTEE

Kristi A. Maher               Assistant           o Indefinite    Deputy General Counsel      N/A              N/A
1001 Warrenville Road         Secretary             term          (May 2007 to Present),
  Suite 300                                                       Assistant General Counsel
Lisle, IL 60532                                   o 2004          (March 2004 to May 2007),
D.O.B.: 12/66                                                     First Trust Advisors L.P.
                                                                  and First Trust
                                                                  Portfolios L.P.;
                                                                  Associate (December 1995
                                                                  to March 2004), Chapman
                                                                  and Cutler LLP
____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's next annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees: the Executive Committee (also known as Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee, and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Erickson and Bowen are members of the Executive Committee. The Executive Committee serving as the Pricing and Dividend Committee met four times during the Fund's last fiscal year.

         The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth,
(c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Nominating and Governance Committee met four times during the Fund's last fiscal year.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Neilson and Keith are members of the Valuation Committee. The Valuation Committee met four times during the Fund's last fiscal year. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. The Audit Committee met seven times during the Fund's last fiscal year.

         Messrs. Erickson, Nielson, Keith, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund with 8 portfolios advised by First Trust Advisors; First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, First Trust Tax-Advantaged Preferred Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund, closed-end funds advised by First Trust Advisors; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds with 38 portfolios advised by First Trust Advisors (collectively, the "First Trust Fund Complex"). None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios L.P. or their affiliates. In addition, Mr. Bowen and the other officers of the Fund (other than Christopher R. Fallow) hold the same positions with the other funds in the First Trust Fund Complex as they hold with the Fund. Mr. Fallow, Assistant Vice President of the Fund, serves in the same position for all of the funds in the First Trust Fund Complex with the exception of First Defined Portfolio Fund, LLC, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund.

         Each trust in the First Trust Fund Complex pays each Trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. In addition, for all the trusts in the First Trust Fund Complex, Dr. Erickson is paid annual compensation of $10,000 to serve as the lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. Each chairman will serve two years before rotating to serve as a chairman of another committee. The annual compensation is allocated equally among each of the trusts in the First Trust Fund Complex. Trustees are also reimbursed by the investment companies in the First Trust Fund Complex for travel and out-of-pocket expenses incurred in connection with all meetings.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Trustees and estimated total compensation to be paid to each of the Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and the Trustee who are "interested persons" as designated above serve without any compensation from the Fund.

                                                               ESTIMATED TOTAL
                                                                COMPENSATION
                                 ESTIMATED AGGREGATE             FROM FUND AND
 NAME OF TRUSTEE              COMPENSATION FROM FUND (1)        FUND COMPLEX(2)
 James A. Bowen                           $0                              $0
 Richard E. Erickson                 $10,000                        $180,000
 Thomas R. Kadlec                     $9,583                        $172,500
 Robert F. Keith                      $9,722                        $175,000
 Niel B. Nielson                      $9,583                        $172,500
____________________
(1) The compensation estimated to be paid by the Fund to the Trustees for the first full fiscal year for services to the Fund.

(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec, Keith and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with 8 portfolios), the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and the First Trust Exchange-Traded AlphaDEX(R) Fund, exchange-traded funds, plus estimated compensation to be paid to these Trustees by the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust Enhanced Equity Income Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, the First Trust Strategic High Income Fund II, First Trust Strategic High Income Fund III, the First Trust Tax-Advantaged Preferred Income Fund, the First Trust/Aberdeen Emerging Opportunity Fund, the First Trust Specialty Finance and Financial Opportunities Fund and the First Trust Active Dividend Income Fund.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. Shareholders of the Fund will elect Trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2007:

                                                  AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN
                       DOLLAR RANGE OF       ALL REGISTERED INVESTMENT COMPANIES
                      EQUITY SECURITIES             OVERSEEN BY TRUSTEE IN
TRUSTEE                  IN THE FUND               FIRST TRUST FUND COMPLEX
Mr. Bowen                   None                    Over $100,000
Mr. Erickson            $1 - $10,000                Over $100,000
Mr. Kadlec            $10,000 - $50,000             Over $100,000
Mr. Keith                   None                    Over $100,000
Mr. Nielson             $1 - $10,000                $50,001 - $100,000

         As of September 30, 2008, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.


CONTROL PERSONS

         As of September 30, 2008, no person owned of record or beneficially more than 5% of the Fund's common shares.


                               INVESTMENT ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $26 billion in assets which it managed or supervised as of September 30, 2008. On or about November 1, 2008, the principal offices of First Trust Advisors L.P. will be 120 East Liberty Drive, Wheaton, Illinois 60187. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the Portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to 25 mutual funds, 37 exchange-traded funds and 14 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $85 billion in gross assets have been deposited in First Trust Portfolios unit investment trusts.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by action of the Board or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

         Pursuant to the Investment Management Agreement between the Adviser and the Fund, the Fund has agreed to pay for the services and facilities provided by the Adviser an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

         For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

         In addition to the fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

         For each of the first two years following the commencement of the Fund's operations through June 24, 2006, the Adviser agreed to reduce its annual management fee to 0.75% of the Fund's Managed Assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's Managed Assets.

         Because the fee paid to the Adviser and Sub-Adviser will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees from the Fund will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 20% of the Fund's Managed Assets (after their issuance), the Fund's management fee would be 1.25% of net assets attributable to common shares. See "Summary of Fund Expenses" in the Fund's Prospectus.

         From the commencement of the Fund's operations through September 30, 2008, the Fund paid the Adviser $8,013,087 of which $4,030,778 was paid by the Adviser to the Sub-Adviser or the predecessor to the Sub-Advisor. Of the remaining $893,433, the Adviser waived $471,743. See "Summary of Fund
Expenses" and "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

         On April 18, 2004, the Trustees of the Fund met with representatives of the Adviser and Fiduciary Asset Management, LLC (the "Predecessor Sub-Adviser") to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the sub-advisory agreement between the Adviser, the Predecessor Sub-Adviser and the Fund (the "Predecessor Sub-Advisory Agreement"). Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Predecessor Sub-Advisory Agreement, the Independent Trustees met with their legal counsel privately to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Predecessor Sub-Advisory Agreement and the terms of the proposed agreements.

         In evaluating the Investment Management Agreement and the Predecessor Sub-Advisory Agreement, the Trustees considered narrative information concerning, among other things, the nature of the services to be provided by the respective adviser or sub-adviser, the fees to be paid to the respective adviser and sub-adviser and the experience, resources and staffing of the respective adviser and sub-adviser. As First Trust Advisors already serves as investment adviser on the various funds in the First Trust complex, the Trustees noted that they are well informed as to its personnel, staffing, experience, investment philosophy and fees paid by other clients. In evaluating the Investment Management Agreement, the Trustees considered the supervisory services to be provided by First Trust Advisors, as the investment adviser, the resources available to fulfill such function and the advisory fees to be paid to First Trust Advisors.

         On September 14, 2007, the Fund entered into a sub-advisory agreement with the Adviser and Energy Income Partners. In evaluating the Sub-Advisory Agreement with Energy Income Partners, the Trustees met with the relevant investment personnel from Energy Income Partners and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement, its investment philosophy and process. The Trustees received and reviewed written materials regarding Energy Income Partners' organizational structure, Energy Income Partners' and its affiliates experience with the MLP asset class, and resources available to Energy Income Partners. The Trustees considered the nature of the services provided by Energy Income Partners as well as the fee to be paid.

         In considering the overall advisory arrangement, the Trustees also received and reviewed written information regarding advisory fees paid by other analogous closed-end funds and their respective expense ratios. The Board of Trustees, including all of the Independent Trustees of the Fund, and the initial sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Trustees determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory Agreement, including the fees, are fair and reasonable, and that they will enable the Fund to obtain high quality investment management services.

CODE OF ETHICS

         The Fund, the Adviser and the Sub-Adviser have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202)

942-8090. The codes of ethics are available on the EDGAR Database on the Commission's website (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Energy Income Partners. Energy Income Partners' Proxy Voting Policy is set forth in Appendix B to the Statement of Additional Information.

         Information regarding how the Fund voted proxies relating to portfolio securities is available without charge by calling (800) 988-5891 or by accessing the Commission's website at http://www.sec.gov.


                                   SUB-ADVISER

         Energy Income Partners serves as the Fund's Sub-Adviser. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

         Energy Income Partners, located at 49 Riverside Avenue, Westport, Connecticut 06880, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $505 million of assets as of September 30, 2008.

         Energy Income Partners is a Delaware limited liability company and an SEC-registered investment adviser, founded in October 2003 by James J. Murchie to provide professional asset management services in the area of energy related master limited partnerships and other high payout securities in the energy sector. In addition to serving as sub-adviser to the Fund, Energy Income Partners serves as the investment manager to three unregistered investment companies and one private registered investment company for high net worth individuals and institutions. Energy Income Partners mainly focuses on portfolio companies that operate infrastructure assets such as pipelines, storage and terminals that receive fee-based or regulated income from their customers.

         Energy Income Partners currently has a staff of seven persons. Energy Income Partners is a member of the Ospraie Wingspan platform which is comprised of a group of independent fund managers in the basic industries and commodities sectors. Ospraie Management, LLC ("Ospraie Management") is the investment manager of Ospraie Wingspan and other investment funds advised by Ospraie

Management with approximately $2 billion in assets under management. The relationship with Ospraie Wingspan enhances Energy Income Partner's access to industry and company investment research. Lehman Brothers owns a 20% interest in Ospraie Management.

         James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

         Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with Energy Income Partners since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during Energy Income Partners' affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

         Linda Longville is the Research Director and a Principal of Energy Income Partners. Ms. Longville has been with Energy Income Partners since its inception in 2003, including the time the Energy Income Partners investment team spent at Pequot Capital between December 2004 and July 2006. From April 2001 through September 2003, she was a research analyst for Lawhill Capital. Prior to Lawhill Capital, Ms. Longville held positions in finance and business development at British Petroleum, PLC and Advanced Satellite Communications, Inc. She has a BAS from Miami University (Ohio) and an MA from Case Western Reserve University.

         Saul Ballesteros is the Head of Trading and a Principal of Energy Income Partners. Mr. Ballesteros joined Energy Income Partners in 2006 after six years as a proprietary trader at FPL Group and Mirant Corp. From 1994 through 1999, he was with Enron's internal hedge fund in various positions of increased responsibility, and, from 1991 through 1994, Mr. Ballesteros was a manager of financial planning at IBM. Mr. Ballesteros holds a BS from Duke University and an MBA from Northwestern University.

------------------------------- --------------------------------------------------------------------------------------
                                NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
                                                                AS OF ________, 2008
------------------------------- ---------------------------- ---------------------------- ----------------------------
      PORTFOLIO MANAGER            REGISTERED INVESTMENT      OTHER POOLED INVESTMENT           OTHER ACCOUNTS
                                         COMPANIES                  VEHICLES
                                   (OTHER THAN THE FUND)
------------------------------- ---------------------------- ---------------------------- ----------------------------

                                Number:  ___                        Number:  ____             Number:  ____
                                Assets:  $___________               Assets:  _____            Assets:  $________
------------------------------- ---------------------------- ---------------------------- ----------------------------

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

         The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         With respect to securities transactions for the Fund, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of such fund or other account(s) involved.

         The Sub-Adviser, the Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         The Sub-Adviser, subject to the Trustees' and the Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Adviser in writing. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees. The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's Managed Assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

         From the commencement of the Fund's operations through September 30, 2008, the Adviser paid the Sub-Adviser $4,030,778, and $421,690 was waived by the Sub-Adviser.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser. Pursuant to a separate agreement between the Sub-Adviser and First Trust Advisors, First Trust Advisors has agreed that if First Trust Advisors or the Fund terminates or fails to renew the Sub-Advisory Agreement with the Sub-Adviser other than for cause, First Trust Advisors will resign and will not agree to be reinstated as investment adviser to the Fund, which resignation shall be effective no later than 60 days following the effective date of the Sub-Adviser's termination.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the Independent Trustees of the Fund and the initial sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Sub-Adviser and/or its affiliates. If approved by the Fund's Board of Trustees, the Sub-Adviser may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act. From the commencement of the Fund's operations through September 30, 2008, the Fund paid brokerage commissions in an aggregate amount of $1,024,570. The Fund did not pay any brokerage commissions to any affiliated persons of the Fund.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In light of the above, in selecting brokers, the Sub-Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Adviser under the Investment Management Agreement is not reduced as a result of receipt by the Adviser or the Sub-Adviser of research services.

         The Adviser and Sub-Adviser may place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) they advise. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


           CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

         Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of trustees is currently five, but by action of two-thirds of the trustees, the Board of Trustees may from time to time be increased or decreased. The Board of Trustees is divided into three classes of trustees serving staggered three-year terms, wit the terms of one class expiring at each annual meeting of shareholders. If the Fund issues Preferred Shares, the Fund may establish a separate class for the trustees elected by the holders of the Preferred Shares. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. The provisions of the Declaration of Trust relating to the election and removal of trustees may be amended only by a vote of two-thirds of the trustees then in office.

         Generally, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund,
(5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         The provisions of the Declaration described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares trade in the open market at a price that is be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Adviser, Sub-Adviser and the corporate finance services and consulting agent that the Adviser has retained from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if the Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

         Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the American Stock Exchange. Any Preferred Shares would need to be redeemed and any Borrowings may need to be repaid upon conversion to an open-end investment company. Additionally, the 1940 Act imposes limitations on open-end funds' investments in illiquid securities, which could restrict the Fund's ability to invest in certain securities discussed in the Prospectus to the extent discussed therein. Such limitations could adversely affect distributions to Fund common shareholders in the event of conversion to an open-end fund. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV.

Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                                 NET ASSET VALUE

         The NAV of the common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined daily as of the close of regular session trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). U.S. debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, current and deferred income taxes, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received and option premiums) and dividing the result by the total number of common shares outstanding. The Fund relies to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumption regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

         The assets in the Fund's portfolio are valued daily in accordance with Valuation Procedures adopted by the Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for unlisted investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by Valuation Procedures (as defined below) adopted by the Trustees, and in accordance with the provisions of the 1940 Act.

         For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on Nasdaq are valued at the Nasdaq Official Closing Price as determined by Nasdaq. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

         Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on Nasdaq, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis.

         Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

         The value of any portfolio security held by the Fund for which reliable market quotations are not readily available, including illiquid securities, or if a valuation is deemed inappropriate, will be determined under procedures adopted by the Board of Trustees in a manner that reflects fair market value of the security on the valuation date.

         Unlisted Investments--Fair Value. When applicable, fair value is determined by the Board of Trustees or its designee. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o   the projected cash flows for the issuer or borrower;

         o   the fundamental business data relating to the issuer or borrower;

         o an evaluation of the forces which influence the market in which these securities are purchased and sold;

         o   the type, size and cost of holding;

         o   the financial statements of the issuer or borrower;

         o the credit quality and cash flow of issuer, based on the Sub-Adviser's or external analysis;

         o the information as to any transactions in or offers for the holding;

         o the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

         o   the coupon payments;

         o the quality, value and saleability of collateral securing the security or loan;

         o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

         o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

         o any decline in value over time due to the nature of the assets - for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

         o   other relevant factors.

         If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such methodologies will be presented to the Board of Trustees or a designated committee thereof for approval no less frequently than quarterly.

         The Valuation Procedures also provide that the Board of Trustees or its designee will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on the anticipated timing distributions by the Fund to its shareholders.

         The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions, for MLPs in which the Fund invests, will not equal the amount of taxable income allocable to the Fund primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Board of Trustees or its designee will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Fund's earnings and profits, as described in Internal Revenue Code Section 312.

                                   TAX MATTERS

         The following discussion of federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

MATTERS ADDRESSED

         This section and the discussion in the Prospectus provide a general summary of the material U.S. federal income tax consequences to the persons who purchase, own and dispose of the common shares. It does not address all federal income tax consequences that may apply to investment in the common shares. Unless otherwise indicated, this discussion is limited to taxpayers who are U.S. persons, as defined herein. The discussion that follows is based on the provisions of the Code, treasury regulations promulgated thereunder as in effect on the date hereof and on existing judicial and administrative interpretations thereof. These authorities are subject to change and to differing interpretations, which could apply retroactively. Potential investors should consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the common shares. This discussion does not address all tax consequences that may be applicable to a U.S. person that is a beneficial owner of common shares, nor does it address, unless specifically indicated, the tax consequences to, among others, (i) persons that may be subject to special treatment under U.S. federal income tax law, including, but not limited to, banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations and dealers in securities or currencies, (ii) persons that will hold common shares as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for U.S. federal income tax purposes, (iii) persons whose functional currency is not the United States dollar or (iv) persons that do not hold common shares as capital assets within the meaning of
Section 1221 of the Code.

         For purposes of this discussion, a "U.S. person" is (i) an individual citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable treasury regulations), (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all the substantial decisions of such trust. Notwithstanding clause (iv) above, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as U.S. persons prior to such date that elect to continue to be so treated also shall be considered U.S. persons.

TAX CHARACTERIZATION OF THE FUND FOR U.S. FEDERAL INCOME TAX PURPOSES

         The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund is subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income generally would include all of the Fund's net income from the MLPs. The current U.S. federal maximum graduated income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. Any such U.S. corporate income tax or alternative minimum tax could materially reduce cash available to make payments on the common shares. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

         The MLPs in which the Fund intends to invest generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of MLP income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

         The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

         In general, for certain periods in the investment life cycle, energy ventures historically have generated taxable income in amounts less than the amount of cash distributions that they have produced. The Fund anticipates that it will not incur U.S. federal income tax on a significant portion of its cash flow received, particularly after taking into account the Fund's current operating expenses. However, the Fund's particular investments may not perform consistently with historical patterns in the industry, and additional tax may be incurred by the Fund.

         Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

         In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

         The Fund is not treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests.

Because the Fund invests a substantial portion of its Managed Assets in MLPs that invest in energy ventures, the Fund does not meet such tests under current law. In contrast to the tax rules that will apply to the Fund, a regulated investment company generally does not pay corporate income tax. Thus, the regulated investment company taxation rules have no application to the Fund or common shareholders of the Fund.

TAXATION OF THE SHAREHOLDERS

         Distributions. The Fund's distributions will be treated as dividends to common shareholders to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes.

         As discussed in greater detail below, dividends that qualify as "qualified dividend income" are generally taxed to individuals at a maximum 15% rate if certain holding period and other requirements are met. Corporations are generally subject to tax on dividends at a maximum 35% rate, but corporations may be eligible to exclude 70% of the dividends if certain holding period requirements are met by the common shareholder receiving such dividend. Common shareholders that are not U.S. persons are generally subject to a 30% withholding tax, unless (i) the common shareholder's interest in the Fund is effectively connected to a U.S. trade or business and the common shareholder provides the Fund with a Form W-8ECI signed under penalties of perjury (in which case, the common shareholder will be subject to the normal U.S. graduated rates) or (ii) the common shareholder is eligible for the benefits of a U.S. income tax treaty and provides the Fund with a Form W-8BEN signed under penalties of perjury (in which case, the common shareholder will be subject to the rate of withholding provided for in the relevant treaty).

         If a Fund distribution exceeds the Fund's current and accumulated earnings and profits, the distribution will be treated as a non-taxable adjustment to the basis of the common shares to the extent of such basis, and then as capital gain to the extent of the excess distribution. Such gain will be long-term capital gain if the holding period for the common shares is more than one year. Individuals are currently subject to a maximum tax rate of 15% on long-term capital gains. This rate is currently scheduled to increase to 20% for tax years beginning after December 31, 2010. Corporations are taxed on capital gains at their ordinary graduated rates.

         Because unsevered natural resources are viewed as interests in real property for some purposes of the Code, depending upon the nature and location of the MLPs' assets, the Fund could from time to time be classified as a U.S. real property holding corporation. If the Fund is classified as a U.S. real property holding corporation, dispositions of interests in the Fund by a non-U.S. common shareholder and distributions in excess of a non-U.S. common shareholder's basis may be subject to 10% withholding.

         A corporation's earnings and profits are generally calculated by making certain adjustments to the corporation's reported taxable income. Based upon the historic performance of similar MLPs, the Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed the Fund's earnings and profits.

Thus, the Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for federal income tax purposes.

         Special rules apply to the calculation of earnings and profits for corporations invested in energy ventures. The Fund's earnings and profits will be calculated using (i) straight-line depreciation rather than a percentage depletion method and (ii) five-year and ten-year amortization of drilling costs and exploration and development costs, respectively. Thus, these deductions may be significantly lower for purposes of calculating earnings and profits than they are for purposes of calculating taxable income. Because of these differences, the Fund may make distributions out of earnings and profits, treated as dividends, in years in which Fund distributions exceed the Fund's taxable income.

         The maximum federal income tax rate for individuals on qualified dividend income is currently generally 15% for tax years ending on or before December 31, 2010, unless such favorable treatment is repealed sooner by new legislation. The portion of the Fund's distributions treated as a dividend for federal income tax purposes should be treated as qualified dividend income for federal income tax purposes, subject to certain holding period and other requirements. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2010, with the maximum marginal federal income tax rate being 39.6%.

         A common shareholder participating in the Fund's automatic dividend reinvestment plan will be taxed upon the reinvested amount as if actually received by the participating common shareholder and the participating common shareholder reinvested such amount in additional Fund common shares.

         The Fund will notify common shareholders annually as to the federal income tax status of Fund distributions to them.

         Sale of Shares. Upon the sale of common shares, a common shareholder will generally recognize capital gain or loss measured by the difference between the amount received on the sale and the common shareholder's tax basis of common shares sold. As discussed above, such tax basis may be less than the price paid for the common shares as a result of Fund distributions in excess of the Fund's earnings and profits. Such capital gain or loss will generally be long-term capital gain or loss, if such common shares were capital assets held for more than one year.

         Information Reporting and Withholding. The Fund will be required to report annually to the IRS, and to each common shareholder, the amount of distributions and consideration paid in redemptions, and the amount withheld for federal income taxes, if any, for each calendar year, except as to exempt holders (including certain corporations, tax-exempt organizations, qualified pension and profit-sharing trusts, and individual retirement accounts). Each common shareholder (other than common shareholders who are not subject to the reporting requirements without supplying any documentation) will be required to provide the Fund, under penalties of perjury, an IRS Form W-9, Form W-8BEN, Form W-8ECI or an equivalent form containing the common shareholder's name, address, correct federal taxpayer identification number and a statement that the common shareholder is not subject to backup withholding. Should a non-exempt common shareholder fail to provide the required certification, backup withholding will apply. The current backup withholding rate for domestic persons is 28%, but such rate is scheduled to increase to 31% after December 31, 2010. As mentioned above, non-U.S. persons may be subject to withholding tax at a rate of 30%, if appropriate documentation demonstrating eligibility for a lower rate is not provided. Backup withholding is not an additional tax. Any such withholding will be allowed as a credit against the common shareholder's federal income tax liability provided the required information is furnished to the IRS.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

         Federal Income Taxation of MLPs. MLPs are generally intended to be taxed as partnerships for federal income tax purposes. As a partnership, an MLP is treated as a pass-through entity for federal income tax purposes. This means that the federal income items of the MLP, though calculated and determined at the partnership level, are allocated among the partners in the MLP and are included directly in the calculation of the taxable income of the partners whether or not cash flow is distributed from the MLP. The MLP files an information return, but normally pays no federal income tax.

         MLPs are often publicly traded. Publicly traded partnerships are generally treated as corporations for federal income tax purposes. However, if an MLP satisfies certain income character requirements, the MLP will generally continue to be treated as partnership for federal income tax purposes. Under these requirements, an MLP must receive at least 90% of its gross income from certain "qualifying income" sources.

         Qualifying income for this purpose generally includes interest, dividends, real property rents, real property gains, and income and gain from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). As discussed above, the Fund currently invests in energy MLPs, so the income of the MLPs should qualify as qualifying income.

         As discussed above, the tax items of an MLP are allocated through to the partners of the MLP whether or not an MLP makes any distributions of cash. In part because estimated tax payments are payable quarterly, partnerships often make quarterly cash distributions. A distribution from a partnership will generally be treated as a non-taxable adjustment to the basis of the Fund's interest in the partnership to the extent of such basis, and then as gain to the extent of the excess distribution. The gain will generally be capital gain, but a variety of rules could potentially recharacterize the gain as ordinary income. The Fund's initial tax basis is the price paid for the MLP interest plus any debt of the MLP allocated to the Fund. The tax basis is decreased for distributions and allocations of deductions (such as percentage depletion) and losses, and increased for capital contributions and allocations of net income and gains.

         When interests in a partnership are sold, the difference between (i) the sum of the sales price and the Fund's share of debt of the partnership that will be allocated to the purchaser and (ii) the Fund's adjusted tax basis will be taxable gain or loss, as the case may be.

         The Fund should receive a Form K-1 from each MLP, showing its share of each item of MLP income, gain, loss, deductions and expense. The Fund will use that information to calculate its taxable income and its earnings and profits.

         Because the Fund has elected to be taxed as a corporation, the Fund will report the tax items of the MLPs and any gain or loss on the sale of interests in the MLPs. The Fund's common shareholders will be viewed for federal income tax purposes as having income or loss on their investment in the Fund rather than in the underlying MLPs. Common shareholders will receive a Form 1099 from the Fund based upon the distributions made (or deemed to have been made) rather than based upon the income, gain, loss or deductions of the MLPs in which the Fund invests.

         Other Investments. The Fund may attempt to, generate premiums from the sale of call options. These premiums typically will result in short-term capital gains to the Fund. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may cause the Fund to realize capital gains or losses at inopportune times.

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) or (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (1) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (2) the Standard & Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses.

Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

         Where     P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

        Where:    P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
             ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

        Where:    P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n = number of years
            ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

        Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                  d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time shareholders sell their shares, they may be worth more or less than their original investment.


                                     EXPERTS

         The Financial Statements of the Fund as of November 30, 2007, incorporated by reference in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon, and is incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing services. Deloitte & Touche LLP provides auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PNC Global Investment Servicing (U.S.) Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm and providing the independent registered public accounting firm with certain Fund accounting information; and providing other continuous accounting and administrative services.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Our financial statements and financial highlights and the report of Deloitte & Touche LLP thereon, contained in the Annual Report for the year ended November 30, 2007 contained in the Fund's Form N-CSR filed with the SEC on February 8, 2008 are hereby incorporated by reference into, and are made part of, this SAI. Additionally, the unaudited financial statements and financial highlights included in the Semi-Annual Report for the six months ended May 31, 2008 contained in the Fund's Form N-CSRS filed with the SEC on August 8, 2008 are hereby incorporated by reference into, and are made part of, this SAI. A copy of such Annual and Semi-Annual Reports must accompany the delivery of this SAI.

                                   APPENDIX A

         Standard & Poor's Ratings Group -- A brief description of the applicable Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o   Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

         Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT RATINGS

Aaa

         Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

         Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

         Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM DEBT RATINGS

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

         Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

         Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

         Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC,' or to Short-term ratings other than `F1'.

         `NR' indicates that Fitch does not rate the issuer or issue in question.

         `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B


                           ENERGY INCOME PARTNERS, LLC


                               PROXY VOTING POLICY


1.1. Policy

         EIP recognizes that voting rights have economic value and that the exercise of such voting rights is part of its fiduciary duty. As such, it is EIP's policy to monitor corporate actions and vote proxies on behalf of its discretionary clients generally in accordance with these policies and procedures. EIP will evaluate and vote issues in the best interest of its clients with a view toward maximizing the ultimate economic value of the investment. A proxy must be voted on behalf of all discretionary clients in a prudent manner, considering the prevailing circumstances, and in accordance with EIP's fiduciary duty. With respect to ERISA clients for which EIP is an investment manager, EIP will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client. If a proxy is received after termination of EIP's services, then the proxy will not be voted, but will be forwarded directly to the client.

         EIP has contracted with Institutional Shareholder Services, Inc. ("ISS") to provide it with proxy voting services, including, but not limited to, analyses, research, recommendations and guidelines to assist EIP in monitoring corporate actions and voting proxies on behalf of its clients. EIP has adopted the ISS Proxy Voting Manual and ISS Global Proxy Voting Guidelines (hereafter, "Proxy Voting Guidelines") as part of these policies and procedures. In addition, on an ongoing basis, EIP will identify material conflicts of interest, if any, which may arise between EIP and its clients as it relates to voting proxies to ensure that all proxies are voted in the best interest of its clients. Furthermore, EIP will review ISS's conflict procedures periodically to ascertain their adequacy.

         As further described herein, EIP has assigned a Proxy Voting Administrator to be responsible for monitoring corporate actions, conduct administrative functions with regards to proxies, and generally vote on routine matters. In addition, EIP has established a Proxy Voting Committee to be responsible for resolving proxy voting issues, for making proxy voting decisions where material conflicts of interest exist and setting policy.

1.2      PROXY VOTING GUIDELINES

EIP will generally vote proxies in accordance with the Proxy Voting Guidelines in Appendix A. These guidelines generally provide that: (i) when EIP's view of the issuer's management is favorable, EIP will generally support current management initiatives with the exceptions as noted below and (ii) when EIP's view is that changes to the management structure would probably increase shareholder value, EIP will not support management on a variety of proposals.

         o Where there is a clear conflict between management and shareholder interests, EIP may elect to vote against management.

         o In general, EIP opposes proposals, which in its view, act to entrench management.

         o In some instances, even though EIP may support management, there are some corporate governance issues that, in spite of management objections, EIP believes should be subject to shareholder approval.

Furthermore, with regards to certain issues including, but not limited to, option re-pricing and the terms and conditions of members of the Board of Directors, EIP will vote on a case-by-case basis, which may be different than the recommendations set forth in the Proxy Voting Guidelines. Nevertheless, in voting all proxies, EIP will take into account what is in the best economic interest of its clients. EIP will maintain documentation memorializing the decision to vote a proxy in a manner different than what is stated in the Proxy Voting Guidelines. In addition, the Proxy Voting Committee will be periodically informed of all proxies that were not voted in accordance with the Proxy Voting Guidelines.

There may be times when EIP believes that abstaining from voting a proxy is in its client's best economic interest, such as when it is determined that the cost of voting the proxy exceeds the expected benefit to the client. As an example, voting on a foreign security may involve additional costs such as a translator or traveling to a foreign country to vote in person. Documentation will be maintained of all proxies that are not voted and the reasons thereof.

         Any person receiving an inquiry directly from a company regarding a particular proxy issue should immediately notify (via e-mail or other appropriate means) the Research Coordinator. It is EIP's general policy not to disclose its clients' ownership interests in securities or EIP's view on a specific proxy issue.

         1.3      PROXY BALLOT INFORMATION

EIP will receive proxy ballot information directly from ISS through its VoteX platform. In the event that EIP receives any proxy ballots directly, EIP will send such ballots to ISS to be incorporated into their electronic database. All proxy ballots should be sent to the Proxy Voting Administrator who will be responsible to:

         1.  Monitor all corporate actions.

         2. Determine which clients currently hold securities of the company subject to the proxy and the total number of shares voting authority is held on behalf of EIP's clients as of the record date.

         3. As necessary, reconcile the information obtained from ISS with the client's positions recorded in EIP's internal accounting system. Any discrepancies should be noted and documentation as to the resolution of such discrepancies should be maintained.

         4. Maintain a record of any proxy ballot information received. A record of the proxies EIP receives through ISS will be maintained in the ISS database.

         5.  Review the proxy ballot information.

         6.  Determine whether the company is on the Proxy Watch List (See
             Section 1.5). If so, the proxy ballot information should be forwarded to the Proxy Voting Committee for their review and decision.

         7. Submit all instructions through the ISS VoteX platform in a timely manner (unless submitted by the research analyst or portfolio manager).

         8. Maintain a record of the votes cast. A record of the votes cast through ISS will be maintained in the ISS database.

         9. Maintain any documentation or data that was material in making a decision regarding how to vote a proxy issue, or that memorializes the basis for the decision, including proxies that were not voted.

1.4      PROXY VOTING RESPONSIBILITIES

The Proxy Voting Administrator will be responsible for making proxy voting decisions on routine matters where no material conflicts of interest exist. In making decisions, the Proxy Voting Administrator may either vote in accordance with the Proxy Voting Guidelines or forward the proxy ballot information to the Research Coordinator. The Research Coordinator will coordinate the proxy voting decision-making process by providing the proxy ballot information to the appropriate research analysts or portfolio managers (as the case may be) responsible for covering the company. The research analysts or portfolio managers will then be responsible for making a unanimous decision as to how the proxy should be voted. If the research analysts or portfolio managers do not reach a unanimous decision regarding any specific proxy issue, that proxy issue shall be forwarded to the Proxy Voting Committee for further analysis and voting resolution.

1.5      MATERIAL CONFLICTS OF INTEREST

Given the nature of EIP's business activities, material conflicts of interest may arise between EIP and its clients with regards to voting proxies. The Proxy Voting Committee will be responsible for identifying potential material conflicts of interest. These conflicts of interest may include, but are not limited to the following:

         1. Directorships: Certain employees and/or members of such employee's immediate household may be on the Board of Directors of public or private companies in which EIP may invest on behalf of its clients. However, a material conflict of interest will generally not exist in the case where certain employees are on the Board of Directors of public or private companies on behalf, or at the direction, of EIP. Nevertheless, EIP will review each of these situations on a case-by-case basis to confirm that no material conflicts of interest exist.

         2. Management of Pension Plans: EIP may provide portfolio management services, for which it may receive compensation, to the pension plan of a public or private company in which EIP may invest on behalf of its clients.

         3. Other Services: EIP may provide other services, for which it may receive compensation, to public or private companies in which EIP may invest on behalf of its clients.

The Proxy Voting Committee will maintain a list entitled, Proxy Watch List, of companies in which it believes EIP may have a potential material conflict of interest as it relates to voting proxies on behalf of its clients. The Proxy Watch List will be updated periodically to reflect any changes. The Proxy Voting Administrator will be provided with a copy of this list so that he/she can properly identify these companies and forward their proxy ballot information to the Proxy Committee.

If it is determined that a material conflict of interest exists, the Proxy Voting Committee will vote the proxies of that company in accordance with the Proxy Voting Guidelines unless, the Proxy Voting Committee determines that it would not be in the best interest of EIP's clients. If a proxy of a company where a material conflict of interest exists is not voted in accordance with the Proxy Voting Guidelines, the Proxy Voting Committee will be required to document the basis for their decision.

         If a member of the Proxy Voting Committee has a material conflict of interest with regards to a company for which a proxy is to be voted, they shall refrain from participating in making a decision on such proxy. A majority vote of the Proxy Voting Committee members is required for a final ruling on proxy issues.


1.6      DISCLOSURE


         A.     FORM ADV

         EIP will include the following disclosures in Part II of its Form ADV:

         1. A concise summary of these policies and procedures, and any amendments thereto;

         2. An offer to provide clients with a copy of these policies and procedures upon request.

         3. Information, including contact details (Investor Relations [( ) - ] or Investor_Relations@energymlp.com), as to how clients can obtain information regarding how securities held in their account were voted.

          B.  CLIENTS

                EIP will provide its clients with the disclosures included in its Form ADV and any material amendments to such disclosures. If a client requests information on how securities held in their accounts were voted, EIP will provide, at a minimum, the following information:
         (i) the name of the issuer; (ii) the proposal voted upon and (iii) how EIP voted the proxy.

                Client requests for information as to EIP's intentions to vote a particular proxy prior to the deadline date will be handled on a case-by-case basis. If the proxy is of a controversial nature, EIP's intentions may not be disclosed to the client.


1.7      RECORD-KEEPING

         EIP must maintain the following documents for a period of not less than five years, the first two years in its offices:

         1. EIP's proxy voting policies and procedures, and any amendments thereto.

         2. Proxy ballot information regarding client securities will generally be maintained in the ISS database. However, any proxy ballot information received by EIP, which is not otherwise maintained in the ISS database, will be maintained by EIP.

         3.  Records of the votes that are cast by EIP on behalf of its clients.

         4. Written records of client/investor requests for proxy information and any written response to any (written or oral) client/investor request for information on how EIP voted the proxies, including any e-mails.

         5. Any documents prepared by EIP that were material in making a decision regarding how to vote a proxy issue, or that memorializes the basis for the decision, including e-mails.

         6. A copy of the written disclosure provided to clients/investors, which describe EIP's proxy voting policies and procedures and any related correspondence sent to clients/investors, including e-mails.


1.8      REVIEW

         These policies and procedures will be reviewed periodically in light of regulatory developments and will be amended as needed.

In addition, EIP will periodically evaluate the services provided by ISS and the Proxy Voting Guidelines to ensure compliance with current applicable regulatory requirements. 1.9 IDENTIFICATION OF PERSONS

         The Proxy Voting Administrator, Research Coordinators and members of the Proxy Voting Committee are identified in Appendix B, which may be amended from time to time.
                                   APPENDIX A
                             PROXY VOTING GUIDELINES
                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1.       Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

         o An auditor has a financial interest in or association with the company, and is therefore not independent

         o   Fees for non-audit services are excessive, or

         o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.       SHAREHOLDER RIGHTS

                  Shareholder Ability to Act by Written Consent


Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

                  Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.       PROXY CONTESTS

               Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

                     Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.       Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.       MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.       REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.       CAPITAL STRUCTURE

                           Common Stock Authorization

VOTES ON PROPOSALS TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE ARE DETERMINED ON A CASE-BY-CASE BASIS USING A MODEL DEVELOPED BY ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if: o It is intended for financing purposes with minimal or no dilution to current shareholders o It is not designed to preserve the voting power of an insider or significant shareholder

9.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

         o   Historic trading patterns
         o   Rationale for the repricing
         o   Value-for-value exchange
         o   Option vesting
         o   Term of the option
         o   Exercise price
         o   Participation

              EMPLOYEE STOCK PURCHASE PLANS

VOTES ON EMPLOYEE STOCK PURCHASE PLANS SHOULD BE DETERMINED ON A CASE-BY-CASE BASIS.

Vote FOR employee stock purchase plans where all of the following apply: o Purchase price is at least 85 percent of fair market value o Offering period is 27 months or less, and o Potential voting power dilution (VPD) is ten percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.      SOCIAL AND ENVIRONMENTAL ISSUES

              THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

              IN GENERAL, VOTE CASE-BY-CASE. WHILE A WIDE VARIETY OF FACTORS GOES INTO EACH ANALYSIS, THE OVERALL PRINCIPAL GUIDING ALL VOTE RECOMMENDATIONS FOCUSES ON HOW THE PROPOSAL WILL ENHANCE THE ECONOMIC VALUE OF THE COMPANY.



                         GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.


         Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

         o there are concerns about the accounts presented or audit procedures used; or

         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

         Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

         o there are serious concerns about the accounts presented or the audit procedures used;

         o   the auditors are being changed without explanation; or

         o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.



         Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

         o there are serious concerns about the statutory reports presented or the audit procedures used;

         o questions exist concerning any of the statutory auditors being appointed; or

         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


         Allocation of Income
Vote FOR approval of the allocation of income, unless:


         o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

         o   the payout is excessive given the company's financial position.



         Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.



         Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

         Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.



         Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.



         Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.



         Transact Other Business
Vote AGAINST other business when it appears as a voting item.



         Director Elections

Vote FOR management nominees in the election of directors, unless:

         o there are clear concerns about the past performance of the company or the board; or

         o   the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations. Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)



         Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis. Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

         Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

         o there are serious questions about actions of the board or management for the year in question; or

         o legal action is being taken against the board by other shareholders.



         Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.



         Board Structure

Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors. Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.



         Share Issuance Requests

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. SPECIFIC
ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.



         Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:

         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.



         Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.



         Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.



         PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


         DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

         PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.


         INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS Vote FOR share repurchase plans, unless:
o clear evidence of past abuse of the authority is available; or o the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


         Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.



         Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

         o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.


         Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.


         Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

         Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.



         Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.



         Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.



         Antitakeover Mechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.



         Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                   APPENDIX B

                            IDENTIFICATION OF PERSONS

This information is as of July 31, 2006:

I.       Proxy Administrator:

         James Murchie

         Eva Pao (backup)

         Linda Longville (backup)



II.      Research Coordinators:

         Linda Longville

         Eva Pao



III.     Members of the Proxy Voting Committee:

         Eva Pao - Chief Compliance Officer

         Linda Longville - Research Coordinator

         James Murchie - Proxy Administrator

                          PART C - OTHER INFORMATION

Item 25:  Financial Statements and Exhibits

1. Financial Statements:

         The Registrant's audited financial statements, notes to the financial statements and the report of independent public accounting firm thereon have been incorporated into Part B of the Registration Statement by reference to Registrant's Annual Report for the fiscal year ended November 30, 2007 contained in its Form N-CSR and Semi-Annual Report for the semi-annual period ended May 31, 2008 contained in its Form N-CSR, as described in the statement of additional information.

2.   Exhibits:

a.   Declaration of Trust dated March 25, 2004.(4)

b.   Amended and Restated By-Laws of Fund.(1)

c.   None.

d.   Form of Share Certificate.(5)

e.   Terms and Conditions of the Dividend Reinvestment Plan.(2)

f.   None.

g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P.(3)

g.2 Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Energy Income Partners, LLC.(6)

h.1  Form of Underwriting Agreement.(5)

i.   None.

j.   Custodian Services Agreement between Registrant and PFPC Trust Company.(3)

k.1  Transfer Agency Services Agreement between Registrant and PFPC Inc.(3)

k.2  Administration and Accounting Services Agreement.(3)

l.1  Opinion and consent of Chapman and Cutler LLP.(5)

l.2  Opinion and consent of Bingham McCutchen LLP.(5)

m.   None.

n.   Consent of Independent Registered Public Accounting Firm.

o.   None.

p.   Subscription Agreement between Registrant and First Trust Advisors L.P.(3)

q.   None.

r.1  Code of Ethics of Registrant.(1)

r.2  Code of Ethics of First Trust Portfolios L.P.(1)

r.3  Code of Ethics of First Trust Advisors L.P.(1)

r.4  Code of Ethics of Energy Income Partners, LLC.

s.   Powers of Attorney.
--------------------------------------------------------------------------------

(1) Filed on February 10, 2006 in Registrant's Registration Statement on Form N-2 (File No. 333-131771) and incorporated herein by reference.

(2) Filed on June 24, 2004 in Registrant's Registration Statement on Form N-2 (File No. 333-114131) and incorporated herein by reference.

(3) Filed on November 30, 2004 in Registrant's Registration Statement on Form N-2 (File No. 333-120853) and incorporated herein by reference.

(4) Filed on April 1, 2004 in Registrant's Registration Statement on Form N-2 (File No. 333-114131) and incorporated herein by reference.

(5)   To be filed by amendment.

(6) Filed on January 28, 2008 in Registrant's Annual Report on Form NSAR-B (File No. 811-21549) and incorporated herein by reference.

Item 26:  Marketing Arrangements

         Reference is made to the form of underwriting agreement for the Registrant's common shares to be filed in an amendment to the Registrant's Registration Statement and the section entitled "Plan of Distribution" contained in Registrant's Prospectus, filed herewith as Part A of Registrant's Registration Statement.

Item 27:  Other Expenses of Issuance and Distribution

----------------------------------------------------- --------------------------
Securities and Exchange Commission Fees               $ *
----------------------------------------------------- --------------------------
Financial Industry Regulatory Authority, Inc. Fees    $ *
----------------------------------------------------- --------------------------
Printing and Engraving Expenses                       $ *
----------------------------------------------------- --------------------------
Legal Fees                                            $ *
----------------------------------------------------- --------------------------
Listing Fees                                          $ *
----------------------------------------------------- --------------------------
Accounting Expenses                                   $ *
----------------------------------------------------- --------------------------
Blue Sky Filing Fees and Expenses                     $ *
----------------------------------------------------- --------------------------
Miscellaneous Expenses                                $ *
----------------------------------------------------- --------------------------
Total                                                 $ *
----------------------------------------------------- --------------------------
* To be completed by amendment


Item 28:  Persons Controlled by or under Common Control with Registrant

    Not applicable.

Item 29:  Number of Holders of Securities

    At __________, 2008

----------------------------------------------------- --------------------------
Title of Class                                        Number of Record Holders
----------------------------------------------------- --------------------------
Common Shares, $0.01 par value                        *
----------------------------------------------------- --------------------------
Series B Notes                                        *
----------------------------------------------------- --------------------------
* To be completed by amendment

Item 30:  Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         (a) Subject to the exceptions and limitations contained in paragraph
             (b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                            (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                            (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or
         (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in
         Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

Item 31:  Business and Other Connections of Investment Advisers

         (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as adviser or sub-adviser to 26 mutual funds, 38 exchange-traded funds and 13 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

Information as to Other Business, Profession, Vocation or Employment During Past Two Years of the Officers and Directors of First Trust Advisors is as follows:


NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS
James A. Bowen, Managing Director/President                  Managing Director/President, FTP; Chairman of the Board
                                                             of Directors, BondWave LLC and Stonebridge Advisors LLC

Ronald D. McAlister, Managing Director                       Managing Director, FTP

Mark R. Bradley, Chief Financial Officer                     Chief Financial Officer and Managing Director, FTP; Chief
and Managing Director                                        Financial Officer, BondWave LLC and Stonebridge Advisors LLC

Robert F. Carey, Chief Investment Officer                    Senior Vice President, FTP
and Senior Vice President

W. Scott Jardine, General Counsel                            General Counsel, FTP; Secretary of
                                                             BondWave LLC and Stonebridge Advisors LLC

Kristi A. Maher, Deputy General Counsel                      Deputy General Counsel, FTP since May 2007; Assistant
                                                             General Counsel, FTP, March 2004 to May 2007

Erin Chapman, Assistant General Counsel                      Assistant General Counsel, FTP since March 2006

Michelle Quintos, Assistant General Counsel                  Assistant General Counsel, FTP

John Vasko, Assistant General Counsel                        Senior Counsel, Michaels and May, October 2006 to May
                                                             2007; Assistant General Counsel, ARAMARK Corporation

Pamela Wirt, Assistant General Counsel                       Of Counsel, Vedder, Price, Kaufman and Kammholz, P.C.,
                                                             February 2006 to January 2007; Independent Contractor
                                                             Attorney SBA Network Services, Inc.

R. Scott Hall, Managing Director                             Managing Director, FTP

Andrew S. Roggensack, Managing Director                      Managing Director, FTP

Elizabeth H. Bull, Senior Vice President                     Senior Vice President, FTP


                                     - 6 -




NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS

Christopher L. Dixon, Senior Vice President                  Senior Vice President, FTP

Jane Doyle, Senior Vice President                            Senior Vice President, FTP

James M. Dykas, Senior Vice President                        Senior Vice President, FTP since April 2007; Vice
                                                             President, FTP from January 2005 to April 2007

Jon C. Erickson, Senior Vice President                       Senior Vice President, FTP

Kenneth N. Hass, Senior Vice President                       Senior Vice President, FTP

Jason T. Henry, Senior Vice President                        Senior Vice President, FTP

Daniel J. Lindquist, Senior Vice President                   Senior Vice President, FTP

David G. McGarel, Senior Vice President                      Senior Vice President, FTP

Mitchell Mohr, Senior Vice President                         Senior Vice President, FTP

Robert M. Porcellino, Senior Vice President                  Senior Vice President, FTP

Alan M. Rooney, Senior Vice President                        Senior Vice President, FTP

Roger F. Testin, Senior Vice President                       Senior Vice President, FTP

Kathleen Brown, Chief Compliance Officer                     CCO, FTP since February 2008; CCO, William Blair & Company

James P. Koeneman, Vice President                            Vice President, FTP

Ronda L. Saeli, Vice President                               Vice President, FTP

Kirk Sims, Vice President                                    Vice President, FTP

Walter E. Stubbings, Jr., Vice President                     Vice President, FTP

Richard S. Swiatek, Vice President                           Vice President, FTP

Stan Ueland, Vice President                                  Vice President, FTP

Brad Bradley, Assistant Vice President                       Assistant Vice President, FTP

Katie D. Collins, Assistant Vice President                   Assistant Vice President, FTP

Kristen Johanneson, Assistant Vice President                 Assistant Vice President, FTP

Coleen D. Lynch, Assistant Vice President                    Assistant Vice President, FTP since January 2008; Vice
                                                             President, Van Kampen Asset Management and Morgan Stanley
                                                             Investment Management

Lynae Peays, Assistant Vice President                        Assistant Vice President, FTP


                                     - 7 -




NAME AND POSITION WITH FIRST TRUST                           EMPLOYMENT DURING PAST TWO YEARS


Omar Sepulveda, Assistant Vice President                     Assistant Vice President, FTP

John H. Sherren, Assistant Vice President                    Assistant Vice President, FTP

Michael S. Stange, Assistant Vice President                  Assistant Vice President, FTP


         (b) Sub-Adviser. Energy Income Partners, LLC serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Energy Income Partners, LLC (File No. 801-66907) filed with the Commission, all of which are incorporated herein by reference.

Item 32:  Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 33:  Management Services

Not applicable.

Item 34:  Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.     Not applicable.

3.     Not applicable.

4.     The Registrant undertakes

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)    that, for the purpose of determining liability under the Securities
       Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is art of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use;

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

       The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.     The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

7. Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the Securities Act of 1933 and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 14th day of October, 2008.

                                        ENERGY INCOME AND GROWTH FUND


                                        By: /s/ James A. Bowen
                                            ------------------------------------
                                                James A. Bowen, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------------------  --------------------------------------  -------------------------------------
Signature                                Title                                   Date
---------------------------------------  --------------------------------------  -------------------------------------
/s/ James A. Bowen                       President, Chairman of the Board and    October 14, 2008
-----------------------------            Trustee (Principal Executive Officer)
    James A. Bowen
---------------------------------------  --------------------------------------  -------------------------------------

/s/ Mark R. Bradley                      Chief Financial Officer and             October 14, 2008
------------------------------           Treasurer (Principal Financial and
    Mark R. Bradley                      Accounting Officer)
---------------------------------------  --------------------------------------  -------------------------------------
Richard E. Erickson (1)                  Trustee                             )   By: /s/ W. Scott Jardine
---------------------------------------  --------------------------------------      ----------------------------
Thomas R. Kadlec (1)                     Trustee                             )       W. Scott Jardine
---------------------------------------  --------------------------------------      Attorney-In-Fact
Robert F. Keith (1)                      Trustee                             )       October 14, 2008
---------------------------------------  -------------------------------------
Niel B. Nielson (1)                      Trustee                             )
---------------------------------------  --------------------------------------  -------------------------------------

(1) Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and are filed as an Exhibit hereto.

                                INDEX TO EXHIBITS

n.   Consent of Independent Registered Public Accounting Firm.

r.4. Code of Ethics of Energy Income Partners, LLC.

s.   Powers of Attorney.